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CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OM ASSET MANAGEMENT PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OM ASSET MANAGEMENT PLC

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Holders of Ordinary Shares of OM Asset Management plc:
Notice is hereby given that the 2016 annual general meeting of shareholders (the "Annual Meeting") of OM Asset Management plc (the "Company") will be held at 11:00 a.m. GMT on Friday, April 29, 2016 at the Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG.
Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your ordinary shares of the Company, nominal value $0.001 per share (the "Ordinary Shares"), are described in the accompanying proxy statement.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.	Proposal 1—Ordinary resolutions to elect directors of the Company:
To elect, by way of separate resolutions, seven directors to serve on the Company's Board of Directors (the "Board") until the Company's 2017 Annual General Meeting and until their respective successors are duly elected and qualified, on the following basis:
1.01—To re-elect Mr. Peter L. Bain as a director of the Company;
1.02—To re-elect Mr. Ian D. Gladman as a director of the Company;
1.03—To re-elect Ms. Kyle Prechtl Legg as a director of the Company;
1.04—To re-elect Mr. James J. Ritchie as a director of the Company;
1.05—To re-elect Mr. John D. Rogers as a director of the Company;
1.06—To re-elect Mr. Donald J. Schneider as a director of the Company; and
1.07—To re-elect Mr. Robert J. Chersi as a director of the Company.

2.	Proposal 2—Ordinary resolution regarding ratification of independent registered public accounting firm:
To ratify the appointment of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the year ending December 31, 2016.

3.	Proposal 3—Ordinary resolution to appoint KPMG as our statutory auditor:
To appoint KPMG as the Company's U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the Company's next Annual General Meeting at which accounts are laid before the Company).

4.	Proposal 4—Ordinary resolution regarding our U.K. statutory auditor's remuneration:
To authorize the directors to determine the remuneration of KPMG as the Company's U.K. statutory auditor.

5.	Proposal 5—Advisory resolution on executive compensation:
To approve, on an advisory basis, the compensation of the Company's named executive officers as described in the accompanying proxy statement under the section titled "Executive Compensation," including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the accompanying proxy statement.

6.	Proposal 6—Ordinary resolution on our directors' remuneration policy:
To receive and approve the directors' remuneration policy contained in Appendix A to the accompanying proxy statement for the three-year period commencing on April 29, 2016 and ending on April 28, 2019.

7.	Proposal 7—Ordinary resolution on the directors' remuneration report:
To approve, on an advisory basis, the directors' remuneration report (other than the directors' remuneration policy) contained in Appendix A to the accompanying proxy statement, for the period commencing on January 1, 2015 and ending December 31, 2015.

8.	Proposal 8—Ordinary resolution regarding the authorization of private share repurchases from OM Group (UK) Ltd., Form of Repurchase Contract:
To approve the form of the off-market share purchase contract produced at the Annual Meeting and initialed by the Chairman for the purpose of identification, between Old Mutual plc, OM Group (UK) Ltd. ("OMGUK") and the Company, contained in Appendix B. If approved, the Company may make off-market purchases of its Ordinary Shares held by OMGUK over the next five years at the Repurchase Price (as defined in the accompanying proxy statement) via a Repurchase Contract (as defined in the accompanying proxy statement).
Other business.
To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.
THE BOARD RECOMMENDS THE APPROVAL OF EACH OF THE ABOVE PROPOSALS. SUCH OTHER BUSINESS WILL BE TRANSACTED AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
The Company is a public limited company incorporated under the laws of England and Wales. In accordance with the Company's Articles of Association, all resolutions will be taken on a poll. A poll is a vote whereby each shareholder has one vote for each share held. All resolutions will be proposed as ordinary resolutions, which under English law means that the resolution is passed if a simple majority of the total voting rights of the shareholders who vote on such resolution, whether in person or by proxy, are cast in favor of it.
You may vote if you were the record owner of Ordinary Shares at the close of business on March 29, 2016. A list of shareholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our registered office.

All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote in accordance with the instructions set forth in this proxy statement and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MOLLY S. MUGLER
Molly S. Mugler Secretary
Ground Floor, Millennium Bridge House, 2 Lambeth Hill
London EC4V 4GG, United Kingdom
April 6, 2016

OM ASSET MANAGEMENT PLC
Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
PROXY STATEMENT FOR OM ASSET MANAGEMENT PLC
2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2016
This proxy statement, along with the accompanying notice of the 2016 annual general meeting of shareholders (the "Annual Meeting"), contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 11:00 a.m. GMT on Friday, April 29, 2016 at the Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG.
In this proxy statement, we refer to OM Asset Management plc as "OMAM," "the Company," "we" and "us." Unless we state otherwise or the context otherwise requires, references in this proxy statement to "Affiliates" or an "Affiliate" refer to the asset management firms in which we have an ownership interest.
This proxy statement relates to the solicitation of proxies by our Board of Directors (the "Board") for use at the Annual Meeting.
On April 6, 2016, we sent to our shareholders of record as of March 29, 2016 this proxy statement, the attached Notice of Annual Meeting, the accompanying proxy card and our Annual Report to Shareholders on Form 10-K. As permitted by the rules of the Securities and Exchange Commission (the "SEC"), we are also making our proxy materials, including the Notice of Annual Meeting, this proxy statement and the accompanying proxy card and our Annual Report to Shareholders on Form 10-K (collectively, the "proxy materials") available to all shareholders electronically via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON APRIL 29, 2016

This proxy statement is available for viewing, printing and downloading at www.omam.com. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2015 on the website of the SEC at www.sec.gov, or in the "Public Filings" section of the "Investor Relations" section of our website at www.omam.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?
The Board is soliciting your proxy to vote at the Annual Meeting to be held at 11:00 a.m. GMT on Friday, April 29, 2016 at the Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG and any adjournments or postponement of the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.
We have made available to you on the Internet and/or have sent you this proxy statement, the Notice of Annual Meeting, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 because you owned ordinary shares of the Company, nominal value $0.001 per share (the "Ordinary Shares"), on the record date of March 29, 2016 (the "Record Date"). We completed distribution of the proxy materials to shareholders by April 6, 2016.
Who can vote?
Only shareholders who owned the Ordinary Shares at the close of business on the Record Date are entitled to attend and vote at the Annual Meeting. On the Record Date, there were 120,828,922 Ordinary Shares outstanding and entitled to vote. The Ordinary Shares are our only class of voting shares.
If you are a shareholder who is entitled to attend and vote at the Annual Meeting, you are entitled to appoint a proxy to exercise all of your rights to attend, speak and vote at the Annual Meeting and you should have received a proxy card with this proxy statement. You can only appoint a proxy using the procedures set out in these notes and the notes to the proxy card.
A proxy does not need to be a shareholder of the Company but must attend the Annual Meeting to represent you. You may appoint more than one proxy provided that each proxy is appointed to exercise rights attached to different shares. You may not appoint more than one proxy to exercise rights attached to any one share.
Appointment of a proxy does not preclude you from attending the Annual Meeting and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. To terminate your proxy appointment you must deliver a notice of termination to us at least 24 hours before the start of the Annual Meeting. The notice of termination may be (i) delivered by post or by hand in hard copy form to OMAM, Ground Floor Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom, Attention: Company Secretary or (ii) received in electronic form at info@omam.com with a subject title "Revocation of Previous Proxy Appointment—Attention Company Secretary."
In the case of joint holders, where more than one of the joint holders completes a proxy card, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company's register of members in respect of the joint holding (the first-named being the most senior).
A corporation which is a shareholder can appoint one or more corporate representatives who may exercise, on its behalf, all its powers as a shareholder, provided that no more than one corporate representative exercises powers over the same share.

You do not need to attend the Annual Meeting to vote your Ordinary Shares. Ordinary Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see "May I change or revoke my proxy?" below.
How many votes do I have?
Each Ordinary Share that you own entitles you to one vote.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Ordinary Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Ordinary Shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your Ordinary Shares will be voted in accordance with the Board's recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Ordinary Shares are registered directly in your name through our share transfer agent, Computershare Trust Company, N.A., or you have share certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone.

•
By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your Ordinary Shares voted, they will be voted in accordance with the Board's recommendations as noted below.

•
In person at the Annual Meeting.  If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone or through the Internet, such instructions must be received by 2:00 a.m. U.S. Eastern Time, on Friday, April 29, 2016, the day of the Annual Meeting. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted in accordance with the Board's recommendations as noted below.
If your Ordinary Shares are held in "street name" (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your Ordinary Shares to be voted. Telephone and Internet voting also will be offered to shareholders owning Ordinary Shares through certain banks and brokers. If your Ordinary Shares are not registered in your own name and you plan to vote your Ordinary Shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.
How does the Board recommend that I vote on the proposals?
Each of the proposals will be proposed as ordinary resolutions. The Board recommends that you vote as follows:

•	"FOR" the election of all nominees for director named in this proxy statement (in each case to be approved by way of a separate resolution);

•	"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for the 2016 fiscal year;

•	"FOR" the appointment of KPMG as our U.K. statutory auditor;

•	"FOR" authorizing the Board to determine remuneration of KPMG;

•	"FOR" advisory approval of the compensation of our named executive officers;

•	"FOR" receipt and approval of the directors' remuneration policy;

•	"FOR" approval of the directors' remuneration report; and

•
"FOR" approval of the form of the off-market share purchase contract produced at the Annual Meeting, and initialed by the Chairman for the purpose of identification, between Old Mutual plc, OM Group (UK) Ltd. ("OMGUK") and the Company, contained in Appendix B. If approved, the Company may make off-market purchases of its Ordinary Shares held by OMGUK over the next five years at the Repurchase Price (as defined in Proposal 8 of this proxy statement) via a Repurchase Contract (as defined in Proposal 8 of this proxy statement).

If any other matter is presented at the Annual Meeting, your proxy provides that your Ordinary Shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above; or

•	by notifying the Company Secretary in writing before the Annual Meeting that you have revoked your proxy in accordance with the procedures in the following paragraph.
Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. To terminate your proxy appointment you must deliver a notice of termination to the Company at least 24 hours before the start of the Annual Meeting. The notice of termination may be (i) delivered by post or by hand in hard copy form to OMAM, Ground Floor Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom, Attention: Company Secretary or (ii) received in electronic form at info@omam.com with a subject title "Revocation of Previous Proxy Appointment—Attention Company Secretary."
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one notice or proxy card?
You may receive more than one notice or proxy card if you hold Ordinary Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under "How do I vote?" for each account to ensure that all of your Ordinary Shares are voted.

Will my ordinary shares be voted if I do not vote?
If your Ordinary Shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under "How do I vote?" If your Ordinary Shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your Ordinary Shares as described above, the bank, broker or other nominee that holds your Ordinary Shares has the authority to vote your unvoted Ordinary Shares only on certain routine matters without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your Ordinary Shares will be voted at the Annual Meeting on all matters and in the manner you desire. A "broker non-vote" will occur if your broker cannot vote your Ordinary Shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee is prohibited from voting your uninstructed Ordinary Shares on certain non-routine matters. Thus, if you hold your Ordinary Shares in street name and you do not instruct your bank, broker or other nominee how to vote with respect to the non-routine matters, votes will not be cast on such proposals on your behalf.
What proposals are considered "routine" or "non-routine?"
Proposals 2, 3 and 4 (ratification of the appointment of KPMG as our independent registered public accounting firm for 2016, appointment of KPMG as our U.K. statutory auditor and authorizing our Board to determine auditor remuneration) are each considered a routine matter under the rules of the New York Stock Exchange (the "NYSE"). A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 2, 3 or 4.
Proposals 1, 5, 6, 7 and 8 (the election of directors, the advisory vote on executive compensation, the vote on the directors' remuneration policy, the advisory vote on the directors' remuneration report and the private repurchase agreement matters) are matters considered non-routine under the rules of the NYSE (the "NYSE Rules"). A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 5, 6, 7 and 8.
While proposals 1 (the election of directors) and 5 (the advisory vote on executive compensation) relate to matters considered non-routine under the NYSE Rules and thus could result in broker non-votes, proposals 1 and 5 are typical proposals of companies whose shares are traded on the NYSE. While proposals 6 (the vote on the directors' remuneration policy) and 7 (the advisory vote on the directors' remuneration report) relate to matters considered non-routine under the NYSE Rules and thus could result in broker non-votes, proposals 6 and 7 are typical proposals of UK domiciled companies.
Is voting confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare Trust Company, N.A., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. The Inspectors of Election will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K/A to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their beneficial owners and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What constitutes a quorum for the Annual Meeting?
The quorum for the Annual Meeting is two persons present being either holders of Ordinary Shares or their representatives (in the case of a corporate holder of Ordinary Shares) or proxies appointed by holders of Ordinary Shares in relation to the Annual Meeting and entitled to vote.
Attending the Annual Meeting
The Annual Meeting will be held at 11:00 a.m. GMT on Friday, April 29, 2016 at the Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG. When you arrive at the address, signs will direct you to the appropriate meeting rooms. You need not attend the Annual Meeting in order to vote.
Householding of annual disclosure documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling their toll free number: 1-866-281-0717.
If you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another OMAM shareholder and together both of you would like to receive only a singleset of proxy materials, follow these instructions:

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If your Ordinary Shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-866-281-0717 or writing them at Computershare Trust Company, N.A., P.O. BOX 30170, College Station, TX, 77842.

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If a broker or other nominee holds your Ordinary Shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Website publication of audit concerns
Under section 527 of the UK Companies Act 2006 (the "Act"), a shareholder or shareholders meeting the criteria set out in the following paragraphs have the right to request us to publish on our website a statement setting out any matter that such shareholders propose to raise at the Annual Meeting relating to the audit of our accounts.
Where we are required to publish such a statement on our website:

•	we may not require the shareholders making the request to pay any expenses incurred by us in complying with the request;

•	we must forward the statement to our auditors no later than the time the statement is made available on our website; and

•	the statement must be dealt with as part of the business of the Annual Meeting.
The request (i) may be in hard copy form or in electric form, (ii) must either set out the statement in full or, if supporting a statement sent by another shareholder, clearly identify the statement which is being supported, (iii) must be authenticated by the person or persons making it, and (iv) must be received by us at least one week before the Annual Meeting.
In order to be able to exercise the shareholders' right to require us to publish audit concerns, the relevant request must be made by either (a) a shareholder or shareholders having a right to vote at the Annual Meeting and holding at least 5% of our issued and outstanding Ordinary Shares, or (b) at least 100 shareholders having a right to vote at the Annual Meeting and holding, on average, at least £100 of paid up share capital.
Where a shareholder or shareholders wish to request us to publish audit concerns, such request must be made by either sending (a) a hard copy request which is signed by the relevant shareholder(s), stating their full name(s) and address(es) to OM Asset Management plc, Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG Attention: Company Secretary, or (b) a request which states the full name(s) and address(es) of the relevant shareholder(s) to info@omam.com. Any e-mail addressed to us pursuant to sub-paragraph (b) above should be entitled "AGM—Shareholder Audit Concerns" in the subject line of the e-mail.

PROPOSAL 1—ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of our Board. On February 3, 2016, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Messrs. Peter L. Bain, Ian D. Gladman, James J. Ritchie, John D. Rogers, Donald J. Schneider and Robert J. Chersi and Ms. Kyle Prechtl Legg for election at the Annual Meeting to serve as directors, until their respective successors have been elected and qualified. Each of the nominees is currently serving as a director of our Company.
Set forth below are the names of the nominees, their ages, their offices in the Company, if any, their principal past occupations or past employment, the length of their tenure as directors and the names of other companies in which such persons hold or have held directorships. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board's conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below. The biographical and other background information set forth below concerning each nominee for re-election as a director is as of April 1, 2016. Prior to our initial public offering, Messrs. Bain, Gladman and Schneider were appointed by our Parent under the Shareholder Agreement (as defined below under "Corporate Governance") as Parent Group Directors (as defined under "Corporate Governance").

Name	Age	Position with the Company
Mr. Peter L. Bain	57	President, Chief Executive Officer and Director
Mr. James J. Ritchie	61	Chairman of the Board
Mr. Ian D. Gladman	51	Director
Ms. Kyle Prechtl Legg	64	Director
Mr. John D. Rogers	54	Director
Mr. Donald J. Schneider	58	Director
Mr. Robert J. Chersi	54	Director
Each of the seven directors will be elected by way of a separate ordinary resolution. A shareholder may (i) vote for the election of a nominee for director, (ii) withhold their vote for the election of a nominee for director or (iii) abstain from voting for a nominee for director.
Unless a proxy contains instructions to the contrary, it is intended that the proxies will be voted FOR each of the separate resolutions relating to the re-election of each of the seven nominees for director named above, to hold office until the 2017 annual general meeting of shareholders or until their respective successors are duly elected and qualified. We have no reason to believe that any of the nominees will not be available to serve as a director. However, if any nominee should become unavailable to serve for any reason, the proxies will be voted for such substitute nominees as may be designated by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF ALL NOMINEES.
Peter L. Bain is our President, Chief Executive Officer and a member of our Executive Management Team. Mr. Bain has held these positions since joining OMAM Inc., our limited U.S.-based holding company for our affiliate firms, in February 2011. Mr. Bain has also been a director of the Company since 2014 and a director of OMAM Inc. since February 2011. Mr. Bain is responsible for all aspects of our operations, including corporate strategy and development. Mr. Bain also is a member of the Group Executive Committee of Old Mutual plc (our "Parent"). Prior to joining OMAM Inc., Mr. Bain held executive positions with Legg Mason, Inc., a global asset management company, from June 2000 until March 2009, including senior executive vice president and head of affiliate management and corporate strategy from 2008 until March 2009 and chief administrative officer from 2003 until 2006. Mr. Bain received a B.A. in American Studies from Trinity College, where he was elected to Phi Beta Kappa and graduated with honors in general scholarship, and a J.D. from Harvard Law School.
Mr. Bain's qualifications to serve on our Board include his extensive business, finance, distribution, marketing and leadership skills gained and developed through years of experience in the financial services industry. In particular, Mr. Bain has overseen a substantial number of transactions in the asset management sector and has significant expertise in identifying, structuring and executing strategic acquisitions, as well as in managing boutique firms post-acquisition. These skills, combined with Mr. Bain's extensive knowledge of our business and our industry, will enable him to provide valuable insights to the Board on the strategic direction of our Company.
James J. Ritchie has been a member of our Board since October 2014 and the Chair of our Board since October 30, 2015. Mr. Ritchie has served as a director of OMAM Inc. since January 2007 and as chairman and a member of the Audit and Risk Committee of the board of directors of OMAM Inc. since August 2007. Mr. Ritchie also has served as a member of the board and chairman of the audit committee of Kinsale Capital Group, Ltd. since January 2013 and as a member of the board and chairman of the audit committee of Old Mutual (Bermuda) Ltd. since February 2009. Mr. Ritchie's former board experience includes: member of the board and chairman of the audit committee of Ceres Group, Inc.; member and non-executive chairman of the board and member of the compensation committee of Fidelity & Guaranty Life Insurance Company (formerly Old Mutual Financial Life Insurance Company, Inc.); member of the board and member of the audit and compensation committees of KMG America Corporation; member of the board, chairman of the audit committee and member of the compensation committee of Lloyd's Syndicate 4000; and member and non-executive chairman of the board and former chairman of the audit committee of Quanta Capital Holdings Ltd. From 2001 until his retirement in 2003, Mr. Ritchie served as managing director and chief financial officer of White Mountains Insurance Group, Ltd.'s OneBeacon Insurance Company, a specialty insurance company, and as the group chief financial officer for White Mountains Insurance Group, Ltd., a financial services holding company. From 1986 through 2000, Mr. Ritchie held various positions with CIGNA Corporation, an insurance company, including chief financial officer of the company's international division and head of its internal audit division. Mr. Ritchie began his career with PricewaterhouseCoopers LLP, an accounting firm. Mr. Ritchie is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received a B.A. in economics with honors from Rutgers College and an M.B.A. from Rutgers Graduate School of Business Administration.
Mr. Ritchie's qualifications to serve on our Board include his extensive background in finance, substantial board experience, strategic and operational leadership and wide-ranging knowledge of operational, risk and control initiatives. His extensive background in strategy, finance and M&A will provide valuable guidance to our Board on the strategic direction of the company, the deployment of its financial resources and the execution of its M&A objectives.
Ian D. Gladman has been a member of our Board since October 2014. Since January 2012, Mr. Gladman has been the Group Strategy Director and a member of the Group Executive Committee of our Parent. He previously worked at UBS Investment Bank ("UBS") for sixteen years where his most recent position, commencing in March 2008 and ending in June 2010, was as Co-Head of Financial Institutions, EMEA, covering a range of U.K. and European insurance companies, banks and asset managers. During his time at UBS, Mr. Gladman advised a number of asset managers on initial public offerings and other strategic transactions. While at UBS, Mr. Gladman also served as Head of Corporate Finance South Africa from 1998 to 2001, during which time he led the local UBS team advising our Parent on its demutualization and original listing. Prior to joining UBS, Mr. Gladman worked at Goldman Sachs and JP Morgan. Mr. Gladman was appointed a non-executive director of Nedbank Group Limited in June 2012 and serves on the Group Credit Committee, Group Risk and Capital Management Committees and Large-Exposure Approval Committee of Nedbank. Mr. Gladman is also a director of Rogge Global Partners plc and UAM UK Holdings Ltd. Mr. Gladman received a B.A. in History from Christ's College, Cambridge. Mr. Gladman took sabbatical leave from UBS from June 2010 until June 2011. From June 2011 until January 2012, he was not employed.

Mr. Gladman's qualifications to serve on our Board include his in-depth knowledge and experience in financial services, in particular his experience in the asset management sector, which has included working with numerous companies on advisory and capital markets transactions. In addition, Mr. Gladman has deep experience in both the debt and equity global capital markets and has worked with investors in a range of jurisdictions. He has worked on numerous initial public offerings, rights issues, demutualizations and other listings in the United Kingdom, U.S. and other markets.
Kyle Prechtl Legg has been a member of our Board since October 2014. Ms. Legg is the former Chief Executive Officer of Legg Mason Capital Management (now ClearBridge Investments), an investment management firm and equity affiliate of Legg Mason, Inc., where she served as Chief Executive Officer from 2006 until her retirement in 2009 and as President from 1997 to 2006. Ms. Legg joined Legg Mason in 1991 as a Vice President and Senior Analyst. At Legg Mason, Ms. Legg built a leading global equity investment management business serving high-end institutional clients, including some of the world's largest sovereign wealth funds, domestic and foreign company pension plans, corporate funds, endowments, and foundations. Prior to joining Legg Mason, Ms. Legg began her career as a Securities Analyst at Alex Brown & Sons. Ms. Legg currently is a member of the board of directors, audit committee and executive committee, and is chair of the compensation committee, of SunTrust Banks, Inc. Ms. Legg previously served as a director of Eastman Kodak Company from September 2010 to September 2013 and as a member of its corporate responsibility and governance committee and its executive compensation and development committee. Ms. Legg, a Chartered Financial Analyst, received a B.A. in mathematics from Goucher College, a J.D. from the University of Baltimore and an M.B.A. from Loyola College.
Ms. Legg's deep investment, financial, and executive leadership experience, including experience with a regulated financial institution, qualify her to serve on our Board.
John D. Rogers has been a member of our Board since October 2014. Mr. Rogers is the former President, Chief Executive Officer and a member of the Board of Governors of CFA Institute, the world's largest association of investment professionals. Mr. Rogers served in these positions from January 2009 through May 2014. From May 2007 through December 2008, Mr. Rogers was the principal and founding partner in Jade River Capital Management, LLC, an investment adviser located in Atlanta, Georgia that served high net worth clients. From 1994 to 2007, Mr. Rogers served in several roles at Invesco Ltd., a global investment management firm, as President and Chief Investment Officer of Invesco Asset Management Ltd. (Japan), as Chief Executive Officer and Co-Chief Investment Officer of Invesco Global Asset Management, N.A., and as Chief Executive Officer of Invesco's Worldwide Institutional Division. Mr. Rogers has not been employed since May 2014. Since July 2009, Mr. Rogers has served on the board of directors and the audit committee, which he currently chairs, of Schweitzer-Mauduit International, Inc. Mr. Rogers previously served on the board of directors of AMVESCAP plc (now Invesco Ltd.). Mr. Rogers, a Chartered Financial Analyst, received a B.A. in history from Yale University and an M.A. in East Asian studies from Stanford University.
Mr. Roger's qualifications to serve on our Board include his extensive investment expertise, his business-building experiences in the global asset management industry and his various business and professional leadership roles. These skills will enable Mr. Rogers to provide our Board with a global perspective on the asset management business as well as the leadership expertise to help guide the growth of our business.
Donald J. Schneider has been a member of our Board since May 2014 and has served as a director of OMAM Inc. since November 2009. Mr. Schneider has been Group Human Resources Director at our Parent since May 2009. He is based in London and is responsible for all human resources functions globally. Prior to joining our Parent, Mr. Schneider was Senior Vice President and Head of Human Resources for the Global Wealth Management Division of Merrill Lynch & Co., a financial services firm. Mr. Schneider originally joined Merrill Lynch in 1997 as Head of International Human Resources, based in London, where he was responsible for all human resource activities outside of the U.S. He later served as Head of Human Resources for Global Markets and Investment Banking. Previously, Mr. Schneider worked for Morgan Stanley & Co. LLC, a financial services firm, and held a variety of senior human resource roles, including Global Head of Compensation, Benefits and Human Resource Systems. Mr. Schneider received a B.A. in economics and English from Hamilton College, an M.A. in industrial relations from the University of Warwick and a Certificate in Corporate Governance from INSEAD.
Mr. Schneider's qualifications to serve on our Board include the breadth of his international business knowledge and experience in several sectors of financial services. His expertise in the field of human resources will provide our Board and our Company with professional guidance in the growth and development of our business, competitive compensation strategies and talent management.
Robert J. Chersi has been a member of our Board since March 2016. Mr. Chersi has been with Pace University since 2013, currently serving as the Executive Director for its Center for Global Governance, Reporting & Regulation, as well as an adjunct professor in its Department of Finance & Economics. In addition, since 2013, Mr. Chersi has served as the Helpful Executive in Reach (HEIR) in the Department of Accounting and Information Systems at Rutgers University, and has acted in an advisory capacity to financial services industry clients as an individual as well as through Chersi Services LLC, which he founded in 2014. Prior to joining Pace, Mr. Chersi was a member of the Executive Committee and Chief Financial Officer of Financial Services at Fidelity Investments in Boston, from 2008 to 2012. While at Fidelity, as CFO Mr. Chersi led the finance, compliance, risk management, business consulting and strategic new business development functional organizations. From 1988 to 2008, Mr. Chersi served in numerous positions at UBS AG, including CFO of U.S. Wealth Management and Deputy CFO of Global Wealth Management and Business Banking. Mr. Chersi had several executive leadership positions while at UBS, including service on the UBS AG Group Managing Board from 2004 to 2008, which played an important role in developing and implementing the firm’s direction, values and principles and in promoting its global culture. He began his career as an audit manager in the Financial Service Practice of KPMG, LLC in 1983. Mr. Chersi currently serves as a member of the Advisory Board of the Pace University Lubin School of Business, and has previously been a member of the Board, Audit Committee and Risk Committee of UBS Bank USA, a member of the Board of PW Partners R&D III, Chairman of the Board of Trustees of the UBS USA Foundation, a member of the Board of Bon Secours New Jersey/St. Mary’s Hospital Foundation, and a Trustee of Fidelity Investments’ Political Action Committee. He has held the Certified Public Accountant designation, and is a 1983 graduate of Pace University, where he earned a BBA in Accounting, summa cum laude.
Mr. Chersi’s qualifications to serve on our Board include his extensive experience in the financial services industry and deep knowledge of corporate governance, financial reporting and regulatory compliance.  In addition, his background in risk management, business consulting and strategic business development will further enhance our Board’s proficiency.

.

CORPORATE GOVERNANCE
Director Independence
Our business and affairs are managed under the direction of our Board. Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. As discussed under "Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK—Shareholder Agreement—Board and Corporate Governance Rights," pursuant to a Shareholder Agreement we have entered into with our Parent and OMGUK dated September 29, 2014 (the "Shareholder Agreement"), our Parent has the right to appoint certain of our directors to the Board (which we refer to as Parent Group Directors) and the right to increase the size of our Board from seven to nine directors.
Because our Parent, through OMGUK, indirectly owns a majority of our Ordinary Shares, we are a "controlled company" for purposes of the NYSE Rules. Accordingly, our Board is not required to have a majority of independent directors, and our Compensation Committee and Nominating and Corporate Governance Committee are not required to meet the director independence requirements to which we would otherwise be subject until such time as we cease to be a "controlled company." We currently utilize the exemptions from the requirements of the NYSE Rules for our Compensation Committee and Nominating and Corporate Governance Committee.
On February 23, 2016 our Board elected Mr. Chersi as an independent director of the Company and as the Chair of the Company’s Audit Committee, both effective as of March 1, 2016. Prior to Mr. Chersi's election to the Board, we also utilized the exemption from the requirement of the NYSE Rules for the independence of our Board. After Mr. Chersi's election, our Board consists of a majority of independent directors, with four independent directors out of a total of seven directors. Our Board has determined that Ms. Legg and Messrs. Ritchie, Rogers and Chersi are independent under the NYSE Rules. In considering their independence, the Board considered the relationships between Mr. Ritchie, on the one hand, and our Company and our Parent, on the other hand.
Committees of the Board and Meetings
Meeting Attendance
During the fiscal year ended December 31, 2015, there were 14 formal meetings of the Board, and the various committees of the Board met a total of 18 times (12 Audit Committee meetings, three Nominating and Corporate Governance Committee meetings and three Compensation Committee meetings). In addition, during the fiscal year ended December 31, 2015, the Board acted by written consent four times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2015. The Board has adopted a policy under which each member of the Board is expected to attend, in person or telephonically, each annual general meeting of our shareholders absent exigent circumstances that prevent their attendance. All then-current directors were in attendance at our 2015 Annual General Meeting.
Audit Committee
Our Audit Committee met 12 times during fiscal year 2015. The Audit Committee is currently composed of Ms. Legg and Messrs. Chersi and Rogers, and Mr. Chersi is the Chair. Mr. Ritchie served as a member and the Chair of the Audit Committee until March 1, 2016, at which point Mr. Ritchie stepped down from the Audit Committee and Mr. Chersi's appointment as a member and Chair of the Audit Committee became effective. The Board has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Rules and is "financially literate" as such term is defined in the NYSE Rules. Our Board has determined that Mr. Chersi is an "audit committee financial expert" within the meaning of SEC regulations and the NYSE Rules.

The Audit Committee has a charter that sets forth the Audit Committee's purpose and responsibilities, which include (i) assisting the Board in fulfilling its oversight responsibilities of the financial reports and other financial information filed with the SEC, (ii) recommending to the Board the appointment of our independent auditors and evaluating their independence, (iii) reviewing our audit procedures and controls, and (iv) overseeing our internal audit function and risk and compliance function. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
A copy of the Audit Committee's written charter is publicly available on our website at www.omam.com.
Compensation Committee
Our Compensation Committee met three times during fiscal year 2015. The Compensation Committee is currently composed of Ms. Legg and Messrs. Rogers and Gladman, and Ms. Legg is the Chair. Julian V.F. Roberts served as a member of the Compensation Committee until October 30, 2015, the date of Mr. Roberts' resignation from our Board. On October 30, 2015, Mr. Gladman was appointed as a member of the Compensation Committee. Our Board has determined that Ms. Legg and Mr. Rogers are independent under the NYSE Rules. At such time as our Parent ceases to own more than 50% of our outstanding Ordinary Shares, the Compensation Committee must consist solely of independent directors.
The Compensation Committee has a charter that sets forth the Compensation Committee's purpose and responsibilities, which include annually reviewing and approving the compensation of our executive officers and reviewing and making recommendations with respect to our equity incentive plans. Until such time as our Parent ceases to own more than 50% of our outstanding Ordinary Shares, (i) the charter of the Compensation Committee may not be amended without the consent of our Parent, (ii) all compensation decisions made by the Compensation Committee will be subject to the approval of our Parent and (iii) the policies adopted by the Compensation Committee must be consistent with the policies of our Parent.
The Compensation Committee's processes and procedures for the consideration and determination of executive compensation as well as disclosure regarding the role of the Company's compensation consultants are set forth below in "Compensation Discussion and Analysis."
A copy of the Compensation Committee's written charter is publicly available on our website at www.omam.com.
Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.
Directors' Remuneration Reports
Under Section 385 of the Act, we are required to produce a directors' remuneration report for each fiscal year. Directors' remuneration reports must include (i) a directors' remuneration policy, which is subject to a binding shareholder vote at least once every three years, and (ii) an annual report on remuneration in the financial year being reported on, and on how the current policy will be implemented in the next financial year, which is subject to an annual advisory shareholder vote. The Act requires that remuneration payments to executive directors of the Company and payments to them for loss of office must be consistent with the approved directors' remuneration policy or, if not, must be specifically approved by the shareholders at a general meeting.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met three times during fiscal year 2015. The Nominating and Corporate Governance Committee is currently composed of Messrs. Ritchie, Rogers and Schneider, and Mr. Rogers is the Chair. Mr. Roberts served as a member and the Chair of the Nominating and Corporate Governance Committee until October 30, 2015, the date of Mr. Roberts' resignation from our Board. On October

30, 2015, Mr. Schneider was appointed as a member of the Nominating and Corporate Governance Committee and Mr. Rogers was appointed Chair of the Nominating and Corporate Governance Committee. Our Board has determined that Messrs. Ritchie and Rogers are independent under the NYSE Rules. At such time as our Parent ceases to own more than 50% of our outstanding Ordinary Shares, the Nominating and Corporate Governance Committee must consist solely of independent directors. The Nominating and Corporate Governance Committee has a charter that sets forth the Committee's purpose and responsibilities, which include reviewing and recommending nominees for election as directors, assessing the performance of our directors and reviewing Corporate Governance Guidelines for our Company. Until such time as our Parent ceases to own more than 50% of the Ordinary Shares, the charter of the Nominating and Corporate Governance Committee may not be amended without the consent of our Parent.
Under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by shareholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate's integrity, personal and professional reputation, experience and expertise, business judgment, ability to devote time, possible conflicts of interest, concern for the long-term interests of the shareholders, independence, range of backgrounds and experience and the extent to which the candidate would fill a present need on the Board. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Articles of Association (the "Articles") and in "Shareholder Proposals and Nominations For Director" at the end of this proxy statement.
Although the Nominating and Corporate Governance Committee does not have a formal policy with regard to diversity, the Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences as well as gender, ethnic and other forms of diversity when selecting potential nominees for membership on the Board.
A copy of the Nominating and Corporate Governance Committee's written charter is publicly available on the Company's website at www.omam.com.
Executive Sessions of NEDs
In accordance with the NYSE Rules and our Corporate Governance Guidelines, our NEDs meet in regularly scheduled executive sessions without management present. The Chair of these executive sessions is an informal position and no one director has been chosen to preside as Chair over all of these executive sessions. Each session is presided over by one of the directors as the participants of the particular executive session so determine. When an executive session follows a meeting of the Audit Committee, the Chair of the Audit Committee typically chairs the executive session.
Board Leadership Structure and Role in Risk Oversight
Mr. Bain serves as our President and Chief Executive Officer and Mr. Ritchie currently serves as the Chairman of our Board. Mr. Roberts served as the Chair of our Board until October 30, 2015, on which date Mr. Roberts resigned and Mr. Ritchie was appointed as the Chair of our Board. The Board has no set policy with respect to the separation of the offices of Chairman and the Chief Executive Officer; provided, however, it is the Board's practice to separate such offices absent extreme and unforeseen circumstances. The Board believes that this issue is part of the succession planning process and that it is in the best interest of our Company for the Board to make a particular determination from time to time given the circumstances.

The Board oversees the business and affairs of our Company including all aspects of risk, which includes risk assessment, risk appetite and risk management. In executing its risk oversight function, the Board has delegated to the Audit Committee the direct oversight over risk functions. However, the Audit Committee is not responsible for day to day management of risk. The Audit Committee reviews and subsequently reports to the Board any issues which arise with respect to the performance of our risk function including operational risks and risks relating to the quality or integrity of our financial statements. The Audit Committee also, at least annually, reviews our policies with respect to risk assessment, risk appetite and risk management and recommends the risk appetite contained in the business plan to the Board for approval.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during fiscal year 2015 are set forth above under "—Compensation Committee". No member of the Compensation Committee was, during fiscal year 2015, or previously, an officer or employee of OMAM. Mr. Roberts, who was a member of our Compensation Committee until October 30, 2015, was the Group Chief Executive of our Parent from September 2008 until October 31, 2015 and a director of our Parent from August 2000 until October 31, 2015. Mr. Roberts was also a member of the nomination committee of our Parent and a non-executive director of Nedbank Group Limited, Nedbank Limited and OMLACSA (as defined below). Mr. Bain is a member of the Group Executive Committee of our Parent. Our Chief Financial Officer, Stephen H. Belgrad, is a member of the group capital management committee of our Parent. No executive officer of the Company serves on the compensation committee or board of directors of another company that has an executive officer that serves on our Compensation Committee or Board.
Shareholder and Other Interested Party Communications to the Board
Generally, shareholders and other interested parties who have questions or concerns should contact our Investor Relations department at (617) 369-7300. However, any shareholders or other interested parties who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Board of OMAM at Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Shareholders and other interested parties may communicate directly with the NEDs by sending a letter addressed to the attention of the NEDs of OMAM, Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG.
Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any non-executive director upon request.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2016. The Board proposes that the shareholders ratify this appointment. KPMG audited our financial statements for the fiscal year ended December 31, 2015. We expect that representatives of KPMG will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint KPMG, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2016.
The following table presents fees for professional audit services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2015, and December 31, 2014, and fees billed for other services rendered by KPMG during those periods.

Type of Fee	2015	2014
Audit fees(1)	$2,474,000	$1,428,000
Audit related fees(2)	272,500	3,169,554
Tax fees(3)	70,900	31,700
All other fees	—	—
Total	$2,817,400	$4,629,254

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)	Audit related fees consisted principally of audits of employee benefit plans, and special procedures related to regulatory filings.

(3)	Tax fees consist principally of assistance with matters related to domestic and international tax compliance and reporting.
The Audit Committee has not approved any services set forth above in the categories audit related fees, tax fees and all other fees, pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).
Audit Committee Pre-Approval Policies and Procedures
Subject to any necessary approvals required from our shareholders pursuant to the Act, the Audit Committee has the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of the independent registered public accounting firm (together with the U.K. statutory auditor, the "External Auditor"). Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the External Auditor. The Audit Committee pre-approves all audit and permissible non-audit services to be performed for us by the External Auditor. These services may include audit services, audit-related services, tax services and other services. On an annual basis, the Audit Committee considers whether the provision of non-audit services by our External Auditor, on an overall basis, is compatible with maintaining the External Auditor's independence from management.

In addition to the pre-approval procedures described immediately above, the Audit Committee has adopted a written Pre-Approval Policy for Non-Audit Services Provided by External Accounting Firms (the "Non-Audit Services Policy"). Under the Non-Audit Services Policy, the Audit Committee must pre-approve the provision of non-audit services to be performed for us by any external accounting firm, subject to a de minimis threshold. Requests for non-audit services to be performed for us by an external auditor are submitted to the Chair of the Audit Committee via written request. The Chair of the Audit Committee reviews the request with the other members of the Audit Committee and the Audit Committee determines whether to approve the request. The Non-Audit Services Policy sets forth certain non-audit services prohibited to be performed by external accounting firms.
No hours expended on KPMG's engagement to audit our financial statements for the fiscal year ended December 31, 2015 were attributed to work performed by persons other than KPMG's full-time, permanent employees.
In the event the shareholders do not ratify the appointment of KPMG as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
The affirmative vote of a majority of the Ordinary Shares cast at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3—APPOINTMENT OF KPMG AS THE COMPANY'S U.K. STATUTORY AUDITORS UNDER THE U.K. COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE SHAREHOLDERS).

Under section 489 of the Act, for each financial year for which U.K. statutory auditors are to be appointed, the U.K. statutory auditors must be appointed before the end of the general meeting at which the annual report and accounts are presented to shareholders. If this proposal does not receive the affirmative vote of the holders of a majority of the Ordinary Shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPOINTMENT OF KPMG AS OUR U.K. STATUTORY AUDITORS UNDER THE U.K. COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE SHAREHOLDERS).

PROPOSAL 4—AUTHORIZATION OF THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION
Under section 492 of the Act, the remuneration of a U.K. statutory auditor appointed by the shareholders must be fixed by the shareholders by ordinary resolution or in such manner as the shareholders may by ordinary resolution determine. We are asking our shareholders to authorize, by way of ordinary resolution, our Board to determine KPMG's remuneration as our U.K. statutory auditor.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION OF THE BOARD TO DETERMINE OUR U.K. STATUTORY AUDITOR'S REMUNERATION.

REPORT OF AUDIT COMMITTEE
The Audit Committee currently consists of Ms. Legg and Messrs. Chersi and Rogers and Mr. Chersi is the Chair. During the fiscal year ended December 31, 2015 and until March 1, 2016, Mr. Ritchie served on the Audit Committee, as Chair. Mr. Chersi was appointed as a member and Chair of the Audit Committee effective March 1, 2016. The Board has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the NYSE Rules and is “financially literate” as such term is defined in the NYSE Rules. The Board has determined that Mr. Chersi is an “audit committee financial expert” within the meaning of SEC regulations and the NYSE Rules. The Audit Committee held twelve meetings during the fiscal year ended December 31, 2015.
The Audit Committee assists the Board in fulfilling its oversight responsibilities of the financial reports and other financial information filed with the SEC and/or Companies House, recommends to the Board the appointment of OMAM’s independent auditors and evaluates their independence, reviews OMAM’s financial reporting procedures and controls, and oversees OMAM’s internal audit, risk and compliance functions. The Audit Committee’s role and responsibilities are set forth in the Audit Committee Charter adopted by the Board, which is available on OMAM’s website at www.omam.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing OMAM’s overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG. In fulfilling its responsibilities for the financial statements for fiscal year 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and KPMG, our independent registered public accounting firm;

•	Discussed with KPMG the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees;

•
Received written disclosures and the letter from KPMG regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") regarding KPMG communications with the Audit Committee and the Audit Committee further discussed with KPMG its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and the audit process that the Audit Committee determined appropriate;

•	Discussed with KPMG, as OMAM's U.K. statutory auditor, the conformity of OMAM's financial statements with the requirements of the U.K. Companies Act 2006;

•	Discussed with KPMG, as OMAM's U.K. statutory auditor, the matters that are required to be discussed under the U.K. Companies Act 2006; and

•	Discussed with KPMG the independence of KPMG from OMAM and its management and concluded that KPMG is independent.
OMAM’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of financial statements in accordance with generally accepted accounting principles and for the establishment and effectiveness of OMAM’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. OMAM’s independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards, attesting to the effectiveness of OMAM’s internal control over financial reporting and expressing an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operation and cash flows of OMAM in conformity with generally accepted accounting principles in the United States. The Audit Committee monitors and reviews these processes. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and OMAM’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s review and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with generally accepted accounting principles or that KPMG is in fact “independent”.
The Audit Committee evaluates the independent auditor’s qualifications, performance and independence, including the performance of the independent auditor’s lead partner, taking into consideration the opinions of management and the Company’s internal auditors. The Audit Committee ensures the rotation of the lead partner and the audit partner responsible for reviewing the audit to the extent required by law, and considers whether regular rotation of the audit firm is necessary or appropriate to ensure continuing auditor independence. The Audit Committee reports on its evaluation and conclusions, and any actions taken pursuant thereto, to the Board. Based on this evaluation, the Audit Committee decided to retain KPMG to serve as independent auditors for the year ending December 31, 2016. Under the Audit Committee Charter, subject to any necessary approvals required from the Company’s shareholders pursuant to the Act, the Audit Committee has the authority to appoint the independent auditor.
Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the OMAM Audit Committee Robert J. Chersi (Chair) James J. Ritchie* Kyle Prechtl Legg John D. Rogers
*Mr. Ritchie served as a member and Chair of the Audit Committee until March 1, 2016.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in our proxy statement and incorporated into OMAM's Annual Report on Form 10-K.

Members of the OMAM Compensation Committee Kyle Prechtl Legg (Chair) Ian Gladman John D. Rogers

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
We welcome the opportunity to provide information on the material components of our compensation programs. OMAM is subject to disclosure requirements in the U.S. and U.K., as a result the disclosure is provided in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis ("CD&A"), as required by the SEC and provides information on our named executive officers who are employed by OMAM Inc. Part II is set out in Appendix A and contains the OM Asset Management plc Remuneration Policy and Report as required in the U.K. by the Enterprise and Regulatory Reform Act 2013 and The Large and Medium-sized Companies and Groups (Accounts and Reports) (amendment) Regulations 2013, and provides information on both the executive and non-executive directors of OMAM.
The following discussion and analysis of compensation arrangements of our named executive officers for 2015 should be read together with the compensation tables and related disclosures set forth below. In addition, this discussion contains information on certain compensation policies and practices that were modified in connection with our initial public offering in October 2014 to reflect our new public company status. While these changes are historical, the data still resides in the tables and as a result, the description of these compensation decisions are also outlined in the section entitled "Compensation Plan Changes Post IPO".
This CD&A focuses on our named executive officers ("NEOs") for 2015 who are our Chief Executive Officer, Chief Financial Officer and remaining three executive officers:

•	Peter L. Bain, President and Chief Executive Officer

•	Stephen H. Belgrad, Executive Vice President and Chief Financial Officer

•	Linda T. Gibson, Executive Vice President and Head of Global Distribution

•	Aidan J. Riordan, Executive Vice President and Head of Affiliate Management

•	Christopher Hadley, Executive Vice President and Chief Talent Officer
Our CD&A is presented in five sections:

•	Executive Summary - 2015 Incentive Determination

•	Our Executive Compensation Practices and Policies provides a summary of our Executive Compensation program along with subsections containing information on:

•	Comparator Group

•	The Compensation Committee

•	Compensation Consultant

•	Risk Considerations in our Compensation Programs

•	Elements of Compensation including Base Salary, Annual Incentive Compensation—Cash and Equity and Benefits

•	2015 Compensation Process provides details on our compensation practices for fiscal year 2015. This includes an overview of:

•	2015 Base Salary

•	2015 Annual Incentive Compensation

•	2015 Benefits

•	One-Time Performance-Vested RSUs granted in 2015

•	Compensation Plan Changes Post-IPO provides information on changes made after our initial public offering to:

•	The Share Exchange from Old Mutual plc to OMAM

•	Our Equity Incentive Plan

•	Compensation Tables including information on current employment agreements.
Executive Summary - 2015 Incentive Determination
When recommending and assessing the incentive awards for our named executive officers, our Compensation Committee considered the Company's financial and strategic performance, competitive market data, actual prior year compensation and the demonstration of leadership values.
Performance highlights for Fiscal Year 2015 included:

•	Economic net income ("ENI") revenue of $663.9 million, up 4.5% from 2014 of $635.4 million

•	Pre-tax ENI (excluding the non-recurring performance fee) of $203.5 million in 2015, down (0.3)% from $204.1 million in 2014

•	ENI diluted earnings per share (excluding the non-recurring performance fee) of $1.24 down (1.6)% from 2014 of $1.26, primarily driven by a decrease in performance fees

•	Net client cash outflows of $(5.1) billion for the year down $(14.6) billion from 2014 net inflows of $9.5 billion

•	Assets under management ("AUM") of $212.4 billion at December 31, 2015, down (3.8)% over the prior year-end
Strategic highlights included:

•	New partnership pipeline continues to progress

•	Inflows concentrated in higher fee products

•	Long-term investment performance remains strong with strategies representing 60%, 83% and 92% of revenue outperforming benchmarks on a 1-, 3- and 5-year basis

•	$150 million share repurchase program authorized by the Board
After review and discussion of the above factors, with a particular focus on the financial results, the Compensation Committee concluded the incentive pool for the named executive officers should be reduced 12% from the prior year incentive pool.

The following table shows the named executive officer base salary and incentive compensation for 2015 that was awarded or approved by the Compensation Committee. The Compensation Committee establishes and awards incentive compensation for a fiscal year after the year is complete in order to reflect the full year's performance in its incentive decisions. Thus, this table differs from the Summary Compensation Table primarily because it reflects for 2015 the value of equity awards that were awarded in February 2016 and are part of 2015 incentive compensation, while the 2015 Summary Compensation Table includes the value of equity awards made in March 2015 that are part of 2014 incentive compensation.

	Peter L. Bain	Stephen H. Belgrad	Linda T. Gibson	Aidan J. Riordan	Christopher Hadley
Base salary	$650,000	$300,000	$375,000	$300,000	$250,000
Incentive awards:
Cash incentive	3,885,000	1,085,000	1,222,500	885,000	432,000
Time-vested RSA	2,410,000	543,333	635,000	410,000	125,333
Performance-vested RSU	1,205,000	271,667	317,500	205,000	62,667
Total incentive awards	7,500,000	1,900,000	2,175,000	1,500,000	620,000
2015 Total Compensation	$8,150,000	$2,200,000	$2,550,000	$1,800,000	$870,000
2014 Total Compensation	$9,300,000	$2,400,000	$3,000,000	$1,900,000	$900,000
2015 Variance to 2014	(12)%	(8)%	(15)%	(5)%	(3)%
Our Executive Compensation Practices and Policies
A compensation structure based on clear and consistent objectives, supported by a focused system of talent development and management, is a critical element of our business strategy. Our compensation program is designed to enable us to attract, retain and incentivize the highest caliber talent across our business in order to maintain and strengthen our position in the asset management industry. With respect to our named executive officers, our compensation methods are intended to provide a total rewards program that is competitive with our peers and supports our values, rewards individual efforts, and correlates with our financial success as a company.
Our compensation program is designed to contribute to our ability to:

•	support our business drivers, company vision, and strategy;

•	support and enhance our broader talent management practices and the achievement of our desired culture and behavior;

•	use performance-related incentives linked to success in delivering our business strategy and creating alignment with shareholder interests;

•	pay employees at levels that are both competitive and sustainable; and

•	manage risk.
We aim to achieve these goals through a compensation structure that includes a moderate level of fixed compensation and a larger portion of incentive compensation consisting of a combination of cash and equity awards. Incentive compensation determinations, while ultimately discretionary, are based on the Compensation Committee’s year-end assessment of the attainment of financial goals and strategic objectives set by us for determining incentive pool funding and individual achievement of objectives for the year for each of our named executive officers. In addition to the achievement of goals and objectives, the Committee’s assessment considers our performance relative to peers and economic and market conditions and compared to the prior year. Total incentive compensation covering all employees, including our NEOs, is also subject to an overall incentive pool established by the Committee based on Company profitability.
The only fixed component of compensation is base salary, which ranges from 8%-29% of total compensation for our named executive officers. Incentive compensation awards are formulaically allocated between current cash payments and deferred equity grants. The equity component consists of both performance-vested restricted share units ("RSUs") as well as time-vested restricted share awards ("RSAs"). Details of the split between fixed and incentive compensation for 2015 for each of the named executive officers is provided in the following table:

Named Executive Officer	Title	Fixed Compensation as % of Total Compensation	Incentive Compensation as a % of Total Compensation
Peter L. Bain	President and Chief Executive Officer	8%	92%
Stephen H. Belgrad	Executive Vice President ("EVP"), Chief Financial Officer	14%	86%
Linda T. Gibson	EVP, Head of Global Distribution	15%	85%
Aidan J. Riordan	EVP, Head of Affiliate Management	17%	83%
Christopher Hadley	EVP, Chief Talent Officer	29%	71%
The charts below illustrate the percent of each element of 2015 total direct compensation for our Chief Executive Officer and other named executive officers. The charts reflect incentives awarded for the 2015 performance year, including performance-vested RSU and time-vested RSA grants made in February 2016. Because the equity grants were made in 2016 they will be reflected in the compensation tables in our proxy statement for our 2017 annual general meeting and are not in the tables following this narrative.
We believe that our cash and equity incentives align the interests of our named executive officers with our shareholders and promote long-term value creation. In addition, the equity component retains executives through multi-year vesting of grants. We focus our incentive programs on rewarding performance that increases long-term shareholder value.
Comparator Group
We believe that ensuring that our compensation levels are competitive with the market for high caliber talent in our industry is an important attraction and retention tool. The compensation levels of our peer group companies are an input in assessing both our total compensation and the form and mix of cash and equity incentives awarded to the named executive officers. We use our comparator group as a reference and a guide in making total compensation decisions. In selecting our comparator group we consider the following factors: business structure (multi-boutique model), AUM, revenue, and public company status. The comparator group is evaluated on an annual basis and may change over time based upon the availability of peer data and the future characteristics of our business compared to peer companies, which includes both publicly traded and privately held asset management companies.
For 2015, our comparator group was unchanged from the prior year and included the following 17 companies:

Affiliated Managers Group, Inc.	Loomis, Sayles & Company, L.P.
American Century Investments	MFS Investment Management
Artisan Partners Limited Partnership	Neuberger Berman Group
Babson Capital Management LLC	New York Life Investment Management LLC
Eaton Vance Management	Nuveen Investments Inc.
Janus Capital Group	OppenheimerFunds
Jennison Associates, LLC	Principal Global Investors
Lazard Asset Management LLC	Putnam Investments
Legg Mason & Co., LLC
The Compensation Committee
In connection with our initial public offering, we formed a Compensation Committee of the Board to assist the Board in making a recommendation on the compensation of our named executive officers. Our Parent has continued to play a role in compensation matters involving our President and Chief Executive Officer, and our President and Chief Executive Officer has continued to play a role in making recommendations to our Compensation Committee regarding compensation matters involving the named executive officers. Our Parent retains a role in reviewing and approving our compensation levels and programs, however, this will terminate if our Parent ceases to own a majority of the outstanding Ordinary Shares.
Compensation Consultant
In 2015, the Compensation Committee hired Frederic W. Cook & Co ("Cook & Co"), an independent compensation consultant to advise the Compensation Committee. Cook & Co advised the Compensation Committee on a number of matters, including market data and analysis, comparator group review, governance, and design expertise in developing compensation and incentive programs for our named executive officers. This included developing a framework for determining incentive pool funding. While the incentive pool determination and resulting individual allocations are ultimately discretionary, this framework assists the Compensation Committee in making final determinations based on financial and strategic performance considerations.

Risk Considerations in our Compensation Programs
Our compensation structure has been designed with the goal of mitigating risk without diminishing the effectiveness of the incentives. To address the risk that our compensation programs might provide unintended incentives, we keep our compensation programs simple and tie the performance-vested component of equity-based compensation to a relative total shareholder return of a defined peer group.
To combat the risk that our compensation might not be sufficient, we benchmark to the competitive market for our industry our compensation programs annually for all employees. We also make equity awards subject to multi-year vesting schedules to provide a long-term component to our compensation program, and impose on our named executive officers ongoing restrictions on the disposition of their holdings of the Ordinary Shares granted through equity awards. We believe that both the structure and levels of compensation we provide have aided us in retaining key personnel.
Elements of Compensation
Elements of our compensation packages include (i) base salary, (ii) annual incentive compensation, which includes both cash and equity components, including performance-vested RSUs and time-vested RSAs, and (iii) participation in certain Company-wide employee benefit programs, including participation in a Profit Sharing and 401(k) Plan and medical insurance.
Base Salary
Base salaries are intended to provide our named executive officers with a degree of financial certainty and stability. They are also designed to attract and retain talented executives, and therefore take into account peer group comparisons to ensure competitiveness (our 2015 peer group is described above under "Comparator Group"). Base salaries are reviewed on an annual basis and increases are considered only if salaries are found to be low relative to the median for our peer group. The median of the peer group is used as a reference by both our Compensation Committee and our Parent along with other factors such as experience, performance and scope of the role.
Annual Incentive Compensation—Cash and Equity
The determination of incentive pool funding and individual incentive awards is ultimately discretionary, which allows the Compensation Committee to take into account market factors that impact Company performance but are outside of management’s control, use judgment to assess both absolute and relative performance and use judgment to consider non-financial strategic accomplishments. The Compensation Committee determined incentive compensation for the named executive officers based on its assessment of our financial and strategic performance, the named executive officer's prior-year total compensation relative to changes in our overall performance, comparator peer data and competitive market trends. As noted above, our compensation consultant, Cook & Co., assisted the Compensation Committee with the development of a framework that was used to assess our financial and strategic performance. This framework considers our overall financial performance against our business plan and compared to prior-year results, with a focus on ENI growth, ENI revenue growth, the revenue impact of net flows and post-tax earnings per share growth. Strategic performance was assessed relative to managing and partnering with our Affiliates, acquiring new Affiliates, global distribution, managing as a newly public company and managing risks.

Incentive awards are distributed in a combination of cash and equity compensation. Equity ownership encourages employees to act in the long-term interests of the Company. The split between cash and equity is formulaically determined based upon the total amount of the incentive award. The percentage of the total award that is paid in equity increases as the aggregate amount of the award increases. As such, our equity ownership plan is intended to effectively align interests between employees and shareholders. The equity component is then split into two types of equity awards: time-vested RSAs and performance-vested RSUs. The time-vested RSAs equal two-thirds of the equity award and vest ratably over three years. The performance-vested RSUs account for the remaining one-third of the equity award and vest at the end of three years subject to our relative total shareholder return ("TSR") performance against a defined peer group which includes:

Affiliated Managers Group, Inc.	Franklin Resources, Inc.
Alliance Bernstein Holding L.P.	Janus Capital Group Inc.
Artisan Partners Asset Management Inc.	Invesco Ltd.
Cohen & Steers, Inc.	Legg Mason, Inc.
Eaton Vance Corp.	T. Rowe Price Group, Inc.
Federated Investors, Inc.	Virtus Investment Partners, Inc.
Benefits
We believe that providing a competitive retirement benefit for all employees is an important tool for attracting and retaining high-caliber talent throughout our organization. We provide a Profit Sharing and 401(k) Plan for all employees and generally contribute a percentage of compensation to this plan. We also provide other benefits such as medical, dental, life, and disability insurance to all eligible employees. In addition, we maintain two non-qualified deferred compensation plans for select employees, including our NEOs, to provide additional retirement plan flexibility to notionally invest such deferred amounts into a number of investment options. The Voluntary Deferral Plan allows eligible employees to defer a portion of their compensation on a tax-deferred basis. The Deferred Compensation Plan allows us to make contributions through a Compensation Committee approved contribution. The contribution is declared as a percentage of compensation and the maximum contribution between the qualified Profit Sharing and 401(k) Plan and the Deferred Compensation Plan is $50,000 per person annually.
2015 Compensation Process
2015 Base Salary
There were no changes to base salaries for our NEOs in 2015. Base salaries are reviewed on an annual basis and increases are considered only if salaries are found to be low relative to the median for our peer group.
2015 Annual Incentive Compensation
In determining the incentive compensation award for our President and Chief Executive Officer, the Compensation Committee worked in collaboration with our Parent. Many factors were considered in determining the incentive compensation, including:

•	the Chief Executive Officer's individual performance measured against his 2015 goals and objectives, which are described below;

•	the overall Company performance, including financial outcomes, management of the Affiliates, the acquisition pipeline, global distribution risk management and management of a public company;

•	leadership behaviors; and

•	competitive market data of our comparator group and actual prior-year compensation.
Incentive compensation recommendations for the other named executive officers were made to the Compensation Committee by our President and Chief Executive Officer. Our President and Chief Executive Officer presented the Compensation Committee with his assessment of individual performance against 2015 goals and objectives for each NEO, which are described below. Generally, the same criteria noted above were used for recommending incentive awards for the other named executive officers, as appropriate for each position.
The Compensation Committee met in executive session to assess the recommendations made for each named executive officer. After considerable discussion, the Compensation Committee agreed on final incentive awards for the NEOs. Final recommendations were provided to our Parent for review and no subsequent changes were made.
While the factors above were used in making the initial recommendation and then used by the Compensation Committee as a basis for approving the incentive recommendations, the incentive awards were not based on any specific targets or formulas. Ultimately, incentive awards for all named executive officers were recommended and approved entirely on a discretionary basis. This approach allows the Compensation Committee to make decisions without being constrained by any particular formula.
All executive officers, including our NEOs, had individual goals and objectives established near the beginning of the year. The goal-setting process involves the CEO setting goals and objectives for the overall business and those goals and objectives then being applied to the named executive officers as applicable to his or her individual duties and responsibilities. The objectives for 2015 for each of our named executive officers included the following:

•
Mr. Bain, President and Chief Executive Officer: Actively lead our newly public company on all aspects of strategy in partnership with our Parent and the Board; work with the Affiliates on identified strategic projects, including restructuring of operating frameworks and enhancement of business and growth prospects; support our global distribution initiative; pursue acquisition opportunities; and efficiently manage OMAM through resource alignment and cultural initiatives.

•
Mr. Belgrad, Chief Financial Officer: Manage the business to achieve financial targets for ENI and net client cash flow; manage a successful secondary offering, timely and accurately file the shelf registration on Form S-3 with the SEC; manage the financial process for quarterly filings and analyst meetings, Sarbanes Oxley compliance at OMAM and the Affiliates; and develop a successful Investor Relations function.

•
Ms. Gibson, Head of Global Distribution: Achieve targets for assets raised through central distribution efforts, both in the short and long term; diversify opportunities and asset raises across channels and jurisdictions; broaden and deepen relationships in expanding coverage areas (e.g., Middle East); and continue to refine and enhance the global model.

•
Mr. Riordan, Head of Affiliate Management: Partner with certain Affiliates to enhance business and growth prospects, broaden the scope of internal research capabilities, continue to execute on the strategic acquisition process, increase the pipeline of acquisition prospects and execute growth initiatives at Affiliates.

•
Mr. Hadley, Chief Talent Officer: Enhance culture and talent processes both at OMAM and the Affiliates, continue focus on succession planning at Affiliates, execute talent development processes, align resources and manage compensation program.

Incentive compensation took the form of both cash and equity, with the percentage of equity ranging from 20% to 50% of the total incentive award. The determination of the percentage of an incentive award granted as equity depends on the total size of the award, with larger awards having a higher percentage of equity. Once the equity amount is determined, it was then split into the two equity components: time-vested RSAs (two-thirds of equity) and performance-vested RSUs (one-third of equity).

Performance-vested RSUs vest at the end of three years subject to our relative TSR performance against the defined peer group of public companies noted above. The Compensation Committee reviewed the design of the performance-vested RSUs and approved changes in 2015 for the awards granted in 2016 for 2015 performance. Changes included changing the maximum award from 200% to 150% of target, capping the award at 100% of target in the event of a negative TSR over the three-year performance period regardless of relative performance and changing the performance period to be three years from the grant date versus three calendar years. All of the changes were intended to reduce the fair value of performance-vested RSUs to be approximately equal to the price of Ordinary Shares on the date of grant rather than a premium value.
See "Executive Summary—2015 Incentive Determination" for detail of 2015 total compensation including equity granted in 2016 as part of the 2015 performance year which will be reported in the 2016 Summary Compensation Tables. The 2015 Summary Compensation Table includes equity awards made in 2015 that are tied to 2014 performance.
After the Compensation Committee considered our financial and strategic performance, competitive market data, actual prior year compensation and the demonstration of leadership values, the Compensation Committee determined the incentive pool for the named executive officers should be reduced 12% from the prior year incentive pool.
2015 Benefits
The Compensation Committee approved 2015 contributions to the Profit Sharing and 401(k) Plan and the Deferred Compensation Plan for all eligible employees. This resulted in aggregate contribution between both plans of $50,000 for each of the NEOs.
One-Time Performance-Vested RSUs granted in 2015
The Compensation Committee awarded each of the NEOs a one-time performance-vested RSU award to strengthen the alignment between the NEOs and the shareholders by increasing the amount of equity held by the named executive officers that is tied to Company performance. As described above in "Elements of Compensation," these awards vest relative to our three-year total shareholder return performance against a defined peer group. At the time that the one-time performance awards were granted, vested awards could range from 0% to 200% of target awards. The one-time awards that were granted for the named executive officers in 2015 are reported in this CD&A. Awards have a three-year vesting period and the outcome will be determined based upon our performance relative to our peer group from January 1, 2015—December 31, 2017. The awards will vest on March 6, 2018.
Compensation Plan Changes Post-IPO
In connection with our initial public offering, the NEOs were provided the option to convert their Old Mutual plc restricted shares to OMAM restricted shares. In addition, we approved and implemented the OM Asset Management plc Equity Incentive Plan. Each of these items is described below.
Exchange from Old Mutual plc Restricted Shares
In connection with our initial public offering, certain employees, including the named executive officers, who held unvested Old Mutual plc restricted shares were given the opportunity to exchange all or a portion of their Old Mutual plc restricted shares for restricted shares of OMAM with substantially identical terms in order to strengthen alignment between the shareholders and senior management. These restricted shares were awarded to employees as part of the annual incentive process and the one-time Value Incentive Plan under the Old Mutual plc Share Reward Plan—Restricted Shares and the Old Mutual plc US Share Reward Plan—Restricted Shares. The exchange program provided employees who elected to participate with restricted share awards of OMAM Ordinary Shares of equivalent value to the Old Mutual plc restricted shares they held at the time of our initial public offering. The exchange valued the OMAM Ordinary Shares at $14 per share, the price our Ordinary Shares sold to investors in our initial public offering. The exchange valued Old Mutual plc's ordinary shares using the weighted-average sale price over the three consecutive trading days on the London Stock Exchange up to and including the date of the exchange. As a result of the exchange from Old Mutual plc shares, an aggregate of 1,212,766 OMAM shares were issued. See Outstanding Equity at Fiscal Year End table for details of the named executive officer's exchanged shares.
Employee Equity Incentive Plan
Our equity incentive plan (the "Equity Incentive Plan") was approved by our Board and our sole shareholder prior to our initial public offering. Beginning in 2014, the named executive officers receive a portion of incentive compensation in performance-vested RSUs and a portion in time-vested RSAs. Prior to the introduction of the Equity Incentive Plan, incentive compensation was delivered in cash and time-vested equity. The introduction of the Equity Incentive Plan was an important step in further aligning the named executive officers with our shareholders.
Tax Deductibility of Compensation
When the Compensation Committee reviews compensation matters, it will consider the anticipated tax and accounting treatment of various payments and benefits to the Company and, when relevant, to our named executive officers, although these considerations are not dispositive. Section 162(m) of the Internal Revenue Code of 1986, as amended, ("Section 162(m)"), generally disallows a tax deduction to a publicly-traded corporation that pays compensation in excess of $1 million to any of its named executive officers (other than the chief financial officer) in any taxable year, unless the compensation plan and awards meet certain requirements. While we were a wholly owned subsidiary of our Parent, Section 162(m) did not apply to our compensation arrangements. However, following our initial public offering, we became subject to the deduction limits of Section 162(m). Accordingly, we will generally endeavor to structure compensation to qualify as performance-based under Section 162(m), where it is reasonable to do so while meeting our compensation objectives. However, our Compensation Committee may approve compensation arrangements, or changes to plans, programs or awards, that may cause the compensation or awards to our executive officers to exceed the limitation under Section 162(m) if it determines that such action is in our best interests and will promote our varying corporate goals.
Change of Control and Severance Provisions
Change of Control
Except as described below, we have no change of control or severance agreements with any of our executive officers, and do not currently intend to enter into any such agreements.
Under our equity plan, if we experience a change of control or a corporate transaction, in the discretion of the Compensation Committee, (i) outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company; (ii) outstanding and unexercised options and share appreciation rights may expire upon the closing of the change of control or other transaction, whether or not in conjunction with a payment equal to any positive difference between the value of the underlying shares and the exercise price; and/or (iii) the vesting of outstanding awards may be accelerated, in whole or in part. Such determinations of the Compensation Committee shall be subject to the review by our Parent while our Parent continues to hold at least a majority of our Ordinary Shares.

Employment Agreements
OMAM Inc. entered into employment agreements with Mr. Bain upon the start of his employment in 2011 and with Ms. Gibson in 2002. Details of these agreements can be found in the narrative following the "Grants of Plan Based Awards Table."
Pursuant to Mr. Bain's employment agreement, if Mr. Bain's employment had been terminated by OMAM Inc. other than for cause and without notice, on December 31, 2015, he would have been entitled to receive the following: a monthly severance payment of $54,167 for six months, a bonus payment of $8,650,000 which is based on Mr. Bain's 2014 bonus but would be subject to approval by our Parent and a payment of $16,527 relating to COBRA coverage. If Mr. Bain's employment was terminated due to disability or death on December 31, 2015, he (or his estate) would have been entitled to receive a bonus payment of $8,650,000, subject to approval by the Compensation Committee and our Parent.
Pursuant to a severance arrangement and Ms. Gibson's employment agreement, if Ms. Gibson's employment had been terminated by OMAM Inc. other than for cause and without notice, on December 31, 2015, she would have been entitled to receive the following: a monthly severance payment of $250,000 for twelve months, a bonus payment of $2,625,000 which is based on Ms. Gibson's 2014 bonus but would be subject to approval by our Parent and a payment of $33,055 relating to COBRA coverage. If Ms. Gibson's employment was terminated due to disability or death on December 31, 2015, she (or her estate) would have been entitled to receive a bonus payment of $2,625,000, subject to approval by the Compensation Committee and our Parent.

Compensation Tables

2015 Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation(3)	Total
Peter L. Bain	2015	$650,000	$6,387,287	$3,885,000	$79,141	$11,001,428
President & Chief Executive Officer and Director	2014	650,000	5,803,842	4,460,000	60,740	10,974,582
	2013	650,000	2,888,106	6,173,833	67,118	9,779,057

Stephen H. Belgrad	2015	$300,000	$2,679,321	$1,085,000	$50,000	$4,114,321
Executive Vice President, Chief Financial Officer	2014	300,000	1,362,750	1,185,000	50,000	2,897,750
	2013	300,000	600,000	1,732,750	50,000	2,682,750

Linda T. Gibson	2015	$375,000	$2,976,510	$1,222,500	$67,621	$4,641,631
Executive Vice President, Head of Global Distribution	2014	375,000	1,737,750	1,447,500	61,031	3,621,281
	2013	375,000	830,000	2,107,750	63,622	3,376,372

Aidan J. Riordan	2015	$300,000	$2,396,296	$885,000	$50,000	$3,631,296
Executive Vice President, Head of Affiliate Management	2014	300,000	1,038,200	935,000	50,000	2,323,200
	2013	300,000	340,000	1,408,200	50,000	2,098,200

Christopher Hadley	2015	$250,000	$1,458,974	$432,000	$50,000	$2,190,974
Executive Vice President, Chief Talent Officer	2014	250,000	266,460	450,000	50,000	1,016,460
	2013	250,000	85,000	592,460	50,000	977,460

(1)
The amount in the Stock Awards column is the grant date fair value of stock awards determined pursuant to FASB ASC Topic 718, Compensation - Stock Compensation ("ASC 718"). All of the stock awards reported in the Stock Awards column were granted as restricted stock under the OM Asset Management plc Equity Incentive Plan. Grants were made on March 6, 2015 with respect to awards earned pursuant to our Annual Incentive Plan for the 2014 performance year and the a one-time award of performance vested RSUs. See "Compensation Discussion and Analysis—Incentive Compensation—Cash and Equity" for further information. The following table details the awards made with respect to each award type.

	Annual Incentive Plan Grant - Time Vested (A)	Annual Incentive Plan Grant at Target - Performance Vested (B)	One-Time Grant at Target - Performance-Vested (C)	Total
Peter L. Bain	$2,793,342	$1,950,604	$1,643,341	$6,387,287
Stephen H. Belgrad	$610,002	$425,977	$1,643,342	$2,679,321
Linda T. Gibson	$785,001	$548,167	$1,643,342	$2,976,510
Aidan J. Riordan	$443,350	$309,604	$1,643,342	$2,396,296
Christopher Hadley	$133,346	$93,128	$1,232,500	$1,458,974

(A)
The time-vested grants made as part of the Annual Incentive Plan vest ratably over three years, one-third on the first anniversary of the grant, one-third on the second anniversary of the grant and one-third on the third anniversary of the grant. Dividends are payable during the restricted period.

(B)
& (C) Performance-vested shares made as part of the Annual Incentive Plan and as a one-time grant vest at the end of three years subject to relative total shareholder return against a defined peer group. Dividend equivalents are paid at the end of vesting period on the earned shares. The one-time grant is non-recurring.

See Note 2 "Significant Accounting Policies - Share Based Compensation Plans" and Note 18 - "Equity-based Compensation" in the notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for further discussion of the valuation methodology. To see the value actually received by the named executive officers in 2015 upon vesting of stock, refer to the 2015 Option Exercises and Stock Vested table. Additional information on all outstanding stock awards is reflected in the 2015 Outstanding Equity Awards table.
Stock awards attributable to the Annual Incentive Plan for 2015, as described in the "Compensation Discussion and Analysis," will be granted in 2016 therefore reported in the 2016 Summary Compensation Table.

(2)
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the cash portion of the amounts earned by the NEOs under the Company's Annual Incentive Plan in 2015 and paid to employees on February 19, 2016. See "Compensation Discussion and Analysis—Compensation Elements—2015 Annual Incentive Compensation" for a discussion of how the 2015 Annual Incentive Plan awards to the NEOs were determined.

(3)
The amounts reported in the "Total All Other Compensation" column reflect, for each named executive officer, the sum of (i) contributions by the Company under its Profit Sharing & 401(k) Plan and its non-qualified deferred compensation plan and (ii) the value of perquisites including parking, club membership, supplemental long term disability, spousal travel and entertainment and travel to an outside board meeting. See "—2015 All Other Compensation Detail."

2015 All Other Compensation Detail

The following table outlines those perquisites and other personal benefits and additional all other compensation.

Name	Year	Total Perquisites	Defined Contribution Savings Plan Company Contributions	Total All Other Compensation
Peter L. Bain (1)	2015	$29,141	$50,000	$79,141
	2014	10,740	50,000	60,740
	2013	17,118	50,000	67,118
Stephen H. Belgrad	2015	$—	$50,000	$50,000
	2014	—	50,000	50,000
	2013	—	50,000	50,000
Linda T. Gibson (2)	2015	$17,621	$50,000	$67,621
	2014	11,031	50,000	61,031
	2013	13,622	50,000	63,622
Aidan J. Riordan	2015	$—	$50,000	$50,000
	2014	—	50,000	50,000
	2013	—	50,000	50,000
Christopher Hadley	2015	$—	$50,000	$50,000
	2014	—	50,000	50,000
	2013	—	50,000	50,000

(1)	Perquisites for Mr. Bain include parking, club membership, supplemental long-term disability and spousal travel and entertainment and travel to an outside board meeting.

(2)	Perquisites for Ms. Gibson include parking, supplemental long-term disability, spousal travel and entertainment and travel to an outside board meeting.

2015 Grants of Plan Based Awards

Name	Grant Date	Approval or Action Date, if different		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold	Target	Maximum
Peter L. Bain	3/6/2015	2/25/2015	(1)				158,263	$2,793,342
	3/6/2015	2/25/2015	(2)	—	79,132	158,264		1,950,604
	3/6/2015	2/25/2015	(3)	—	66,667	133,334		1,643,342

Stephen H. Belgrad	3/6/2015	2/25/2015	(1)				34,561	$610,002
	3/6/2015	2/25/2015	(2)	—	17,281	34,562		425,977
	3/6/2015	2/25/2015	(3)	—	66,667	133,334		1,643,342

Linda T. Gibson	3/6/2015	2/25/2015	(1)				44,476	$785,001
	3/6/2015	2/25/2015	(2)	—	22,238	44,476		548,167
	3/6/2015	2/25/2015	(3)	—	66,667	133,334		1,643,342

Aidan J. Riordan	3/6/2015	2/25/2015	(1)				25,119	$443,350
	3/6/2015	2/25/2015	(2)	—	12,560	25,120		309,604
	3/6/2015	2/25/2015	(3)	—	66,667	133,334		1,643,342

Christopher Hadley	3/6/2015	2/25/2015	(1)				7,555	$133,346
	3/6/2015	2/25/2015	(2)	—	3,778	7,556		93,128
	3/6/2015	2/25/2015	(3)	—	50,000	100,000		1,232,500

(1)
The amounts represent the time-vested awards of restricted shares under the OM Asset Management plc Equity Incentive Plan relating to performance in fiscal 2014. Market Value was determined by multiplying the number of shares by the grant date fair value based on ASC 718 which is $17.65, the closing price of OMAM shares on March 5, 2015, the day prior to the date of grant.

(2)
The amounts represent the number of performance-vested awards of restricted shares under the OM Asset Management plc Equity Incentive Plan relating to performance in fiscal 2014 at target and maximum. Grants vest between 0% to 200% of target at the end of three years subject to our relative total shareholder return performance against a defined peer group. Market Value was determined by multiplying the number of shares at the target level by the grant date fair value based on ASC 718 of $24.65. See Note 2 "Significant Accounting Policies - Share Based Compensation Plans" and Note 18 - "Equity-based Compensation" in the notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for further discussion of the valuation methodology.

(3)
The amounts represent the performance-vested awards of restricted shares under the OM Asset Management plc Equity Incentive Plan relating to the one-time grants at target and maximum. Grants vest between 0% to 200% of target at the end of three years subject to our relative total shareholder return performance against a defined peer group. Market Value was determined by multiplying the number of shares at the target level by the grant date fair value based on ASC 718 of $24.65. See Note 2 "Significant Accounting Policies - Share Based Compensation Plans" and Note 18 - "Equity-based Compensation" in the notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for further discussion of the valuation methodology.
2015 Outstanding Equity Awards at Fiscal Year-End

			Stock Awards		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (7)
Name	Grant Date		Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($) (6)
Peter L. Bain	3/6/2015	(1)	158,263	$2,426,172
	3/6/2015	(2)			158,264	$2,426,187
	3/6/2015	(2)			133,334	$2,044,010
	4/8/2014	(3)	245,626	$3,765,447
	4/8/2014	(4)	72,280	$1,108,052
	4/8/2013	(5)	198,420	$3,041,779
Stephen H. Belgrad	3/6/2015	(1)	34,561	$529,820
	3/6/2015	(2)			34,562	$529,835
	3/6/2015	(2)			133,334	$2,044,010
	4/8/2014	(3)	44,379	$680,330
	4/8/2014	(4)	25,834	$396,035
	4/8/2013	(5)	41,221	$631,918
Linda T. Gibson	3/6/2015	(1)	44,476	$681,817
	3/6/2015	(2)			44,476	$681,817
	3/6/2015	(2)			133,334	$2,044,010
	4/8/2014	(3)	67,255	$1,031,019
	4/8/2014	(4)	25,834	$396,035
	4/8/2013	(5)	57,023	$874,163
Aidan J. Riordan	3/6/2015	(1)	25,119	$385,074
	3/6/2015	(2)			25,120	$385,090
	3/6/2015	(2)			133,334	$2,044,010
	4/8/2014	(3)	32,941	$504,986
	4/8/2014	(4)	20,260	$310,586
	4/8/2013	(5)	23,358	$358,078
Christopher Hadley	3/6/2015	(1)	7,555	$115,818
	3/6/2015	(2)			7,556	$115,833
	3/6/2015	(2)			100,000	$1,533,000
	4/8/2014	(3)	9,272	$142,140
	4/8/2014	(4)	4,654	$71,346
	4/8/2013	(5)	5,839	$89,512

(1)
The grants of restricted shares of OMAM were made under the OM Asset Management plc Equity Incentive Plan. The shares of restricted stock vest on-third on each of March 6, 2016, March 6, 2017 and March 6, 2018.

(2)
The grants of performance-vested restricted shares of OMAM were made under the OM Asset Management plc Equity Incentive Plan. Subject to the performance conditions, the shares vest three years following the grant date between 0% and 200% of target. The shares reported reflect cumulative performance at December 31, 2015 of 200% of target.

(3)	The grants of restricted shares of Old Mutual plc were made under the Old Mutual plc Share Reward Plan—Restricted Shares. The shares vest on April 8, 2017.

(4)
The grants of restricted shares of Old Mutual plc were made under the Old Mutual plc U.S. Share Reward Plan—Restricted Shares. One-third of the shares vested on April 8, 2015. The remaining shares vest one-half on each of April 8, 2016 and April 8, 2017.

(5)	The grants of restricted shares of Old Mutual plc were made under the Old Mutual plc Share Reward Plan - Restricted Shares. The shares vest on April 8, 2016.
In conjunction with our initial public offering, employees were given the opportunity to exchange all or a portion of their restricted share awards under the plans from the restricted shares of our Parent, to the restricted shares of OMAM. The exchange provided OMAM restricted shares of equivalent value to the Parent restricted shares exchanged. The awards continue to be subject to the same plans and terms relating to vesting and transfer restrictions.

(6)	Market value was determined by multiplying the number of OMAM shares by $15.33, the closing price of OMAM shares in U.S. Dollars on December 31, 2015.

(7)	Market value was determined by multiplying the number of unearned restricted shares of OMAM by $15.33, the closing price of OMAM stock on December 31, 2015.

2015 Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter L. Bain (1)	—	$—	156,748	$2,927,683
Stephen H. Belgrad (1)	—	$—	34,516	$645,954
Linda T. Gibson (2)	—	$—	287,755	$987,973
Aidan J. Riordan (1)	—	$—	10,130	$191,153
Christopher Hadley (2)	—	$—	28,033	$95,795

(1)
The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of an ordinary share on the vesting date (the closing price on the business day prior to the vesting dates) by the number of OMAM shares vested.

(2)
Ms. Gibson and Mr. Hadley had one remaining tranche of Old Mutual plc restricted shares that vested on April 8, 2015 and April 10, 2015. The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of ordinary shares (the average high and low trading prices of Old Mutual plc ordinary shares on the vesting dates) by the number of Old Mutual plc shares vested.

2015 Nonqualified Deferred Compensation
The following table provides information on the named executive officers' participation in the Voluntary Deferral Plan and the Deferred Compensation Plan. These plans either allow eligible employees to defer part of their salary and annual incentive on a voluntary basis or provide additional pre-tax company contributions to employees whose profit sharing contributions were limited under the tax-qualified plan. The Company contribution under the Deferred Compensation Plan is at the same rate of contribution as the contribution to the Profit Sharing & 401(k) Plan.

Name	Plan	Executive Contributions in Last FY ($)(1)	Registrant Contribution in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at end of Last FYE ($)
Peter L. Bain	Voluntary Deferral Plan	$209,250	N/A	$(23,364)	N/A	$824,967
	Deferred Compensation Plan	N/A	$24,000	$(3,000)	N/A	$110,264
Stephen H. Belgrad	Voluntary Deferral Plan	$317,500	N/A	$(26,315)	N/A	$986,968
	Deferred Compensation Plan	N/A	$24,000	$(1,812)	N/A	$78,398
Linda T. Gibson	Voluntary Deferral Plan	N/A	N/A	N/A	N/A	N/A
	Deferred Compensation Plan	N/A	$24,000	$(7,176)	N/A	$419,942
Aidan J. Riordan	Voluntary Deferral Plan	N/A	N/A	$(139)	N/A	$241,359
	Deferred Compensation Plan	N/A	$24,000	$(857)	N/A	$81,029
Christopher Hadley	Voluntary Deferral Plan	N/A	N/A	N/A	N/A	N/A
	Deferred Compensation Plan	N/A	$24,000	$(4,083)	N/A	$153,345

(1)
The amount for Mr. Bain reflects a deferral made from his 2015 salary and 2015 annual incentive compensation (paid in 2016). The amount for Mr. Belgrad includes deferrals from his 2015 annual incentive compensation paid in 2016. Salary deferrals are reported in the "Salary" column of the 2015 Summary Compensation Table. The incentive deferrals are reported in the "Non-Equity Incentive Plan Compensation" column of the 2015 Summary Compensation Table.

(2)	All company contributions are included in the "All Other Compensation" column of the 2015 Summary Compensation Tables.

(3)
The earnings reflected represent deemed investment earnings or losses from voluntary deferrals and company contributions, as applicable. The Voluntary Deferral Plan and the Deferred Compensation Plan do not guarantee a return on deferral amounts. For these plans, no earnings are reported in the 2015 Summary Compensation Table because the plans do not provide for above-market or preferential earning.

2015 Director Compensation

Name	Fees Earned or Paid in Cash (1) $	Stock Awards (2) $	Total $
Julian V. F. Roberts—Chairman of OMAM (ceased to be Chairman of OMAM effective October 30, 2015)	—	—	—
Donald J. Schneider—Executive Officer, Old Mutual plc	—	—	—
Ian D. Gladman—Executive Officer, Old Mutual plc	—	—	—
Peter L. Bain—Chief Executive Officer, OMAM	—	—	—
James J. Ritchie—Non-Employee Director (Chairman of OMAM effective October 31, 2015, January 1, 2015 - October 30, 2015 Chair, Audit Committee)	$116,667	200,010	$316,677
Kyle Prechtl Legg—Non-Employee Director (Chair, Compensation Committee)	$100,000	125,015	$225,015
John D. Rogers—Non-Employee Director	$100,000	125,015	$225,015

(1)
Fees are approved by the Board pursuant to the Non-Employee Director Compensation Policy. The fees are as follows: Board and Committee members $80,000; Audit Committee members $10,000, Chair (additional) $10,000; Compensation Committee members $5,000, Chair (additional) $5,000; Nominating and Corporate Governance Committee members $5,000.

(2)
The amount in the Stock Awards column is the grant date fair value of stock awards determined pursuant to ASC Topic 718. All of the stock awards reported in the Stock Awards column were granted as restricted stock awards under the OM Asset Management plc Non-Employee Director Equity Incentive Plan. Grants were made on March 6, 2015 with respect to services of the directors for the fourth quarter of 2014 and 2015.

Mr. Schneider and Mr. Gladman are executive officers of our Parent; Mr. Roberts was Chief Executive Officer of our Parent until October 30, 2015, the date of his resignation. Mr. Bain is our President and Chief Executive Officer. These directors receive no additional compensation for services as directors, however, our Parent does recharge the Company for services of Mr. Roberts, Mr. Schneider and Mr. Gladman. In 2015, this recharge was approximately$578,000.
Employment Agreements
Mr. Bain's Employment Agreement
OMAM Inc. entered into an employment agreement with Mr. Bain (the "Bain Employment Agreement"), OMAM Inc.'s President and Chief Executive Officer, upon the start of his employment with OMAM Inc. on February 22, 2011. Mr. Bain's agreement does not specify his salary; instead, his salary is reviewed annually and may be modified. In addition, Mr. Bain is eligible to participate in the following plans: (i) our bonus plan(s) and (ii) the OM Asset Management plc Equity plan which includes both time-vested RSAs and performance-vested RSUs.
Mr. Bain is an employee at-will. OMAM Inc. may terminate the Bain Employment Agreement and Mr. Bain's employment for cause, as that term is defined in the Bain Employment Agreement, immediately upon written notice. Upon termination for cause, all of Mr. Bain's compensation and benefits under the Bain Employment Agreement will cease. Either OMAM Inc. or Mr. Bain may terminate the Bain Employment Agreement and

Mr. Bain's employment for any reason by giving the other party not less than six months' notice in writing. If notice is served by either party, OMAM Inc. is entitled to terminate Mr. Bain's employment at any time during the six-month "notice period" starting on the day notice is served. If OMAM Inc. serves notice to Mr. Bain, OMAM Inc. must (i) continue his salary in the form of salary continuation payments for the remainder of the notice period, and (ii) make a lump sum taxable payment to Mr. Bain sixty days following the date of termination equal to OMAM Inc.'s share of the cost of family medical and dental benefits with respect to OMAM Inc.'s similarly situated active employees for the remainder of the notice period. Mr. Bain would remain eligible for a bonus for the year in which his employment is terminated. Mr. Bain will not be automatically eligible for any payments under any severance plan that OMAM Inc. may have in effect as of the date of his termination, and severance pay, if any, will be determined by the Compensation Committee based on the circumstances of the termination. If there are any contingent compensation arrangements in place, then Mr. Bain will be entitled to receive the contingent compensation owed to him subject to (i) his satisfactory individual performance to the end of the notice period or such shorter period as determined by OMAM Inc. and (ii) his fulfillment of his obligations and covenants as set forth in the Bain Employment Agreement. If Mr. Bain provides notice of the termination of his employment to OMAM Inc., then Mr. Bain will be eligible only for salary continuation payments during the notice period and will not be entitled to any further compensation. If Mr. Bain resigns prior to the expiration of a six-month notice period, then he will not be entitled to any further compensation or benefits. OMAM Inc. has the right to terminate the Bain Employment Agreement and Mr. Bain's employment on the 90th day after serving written notice to Mr. Bain that OMAM Inc. has determined in good faith that a "disability," as that term is defined in the Bain Employment Agreement, has occurred, provided that, within 90 days of such notice, Mr. Bain has not returned to full-time performance of his essential functions. If the Bain Employment Agreement is terminated based on disability, Mr. Bain will remain eligible for a prorated bonus for the period up through the date of termination as well as any contingent compensation owed to him. The Bain Employment Agreement will terminate automatically upon Mr. Bain's death, and all compensation and benefits under the Bain Employment Agreement will cease effective as of the date of his death, except that his estate will be eligible to receive his bonus, prorated for the period up through the date of his death, as well as any contingent compensation owed to him. Mr. Bain's receipt of any of the compensation and benefits described in this paragraph will be subject to and conditioned upon his execution of a separation agreement that must include a complete customary release of claims by him to us, OMAM Inc. and our affiliates.
Mr. Bain is subject to non-compete covenants during the term of his employment, including the six-month notice period described above. In addition, Mr. Bain is subject to a non-solicitation of employees covenant and a non-interference covenant during the term of his employment, the six-month notice period, and for a period of one year after expiration of the later of the notice period or the date of his termination of employment.
Ms. Gibson's Employment Agreement.
OMAM Inc. entered into an employment agreement with Ms. Gibson (the "Gibson Employment Agreement"), OMAM Inc.'s Executive Vice President and Head of Global Distribution, upon the start of her employment with OMAM Inc. on February 21, 2002. Ms. Gibson's agreement does not specify her salary; instead, her salary is reviewed annually and any modification is in our absolute discretion. In addition, Ms. Gibson is eligible to participate in the following plans: (i) our bonus plan(s) and (ii) the OM Asset Management plc Equity plan which includes both time-vested RSAs and performance-vested RSUs.
Ms. Gibson is an employee at-will. OMAM Inc. may terminate the Gibson Employment Agreement and Ms. Gibson's employment for cause, as that term is defined in the Gibson Employment Agreement, immediately upon written notice. Upon termination for cause, all of Ms. Gibson's compensation and benefits under the Gibson Employment Agreement will cease. Either OMAM Inc. or Ms. Gibson may terminate the Gibson Employment Agreement and Ms. Gibson's employment for any reason by giving the other party not less than six months' notice in writing. If notice is served by either party, OMAM Inc. is entitled to terminate Ms. Gibson's employment at any time during the six-month "notice period" starting on the day notice is served. If OMAM Inc. serves notice to Ms. Gibson,

OMAM Inc. must (i) continue her compensation, medical and dental benefits for the remainder of the notice period and (ii) pay to Ms. Gibson other severance as may be provided for in OMAM Inc.'s severance plan in effect as of the date of her termination. Ms. Gibson would remain eligible for a bonus for the year in which her employment is terminated. If there are any contingent compensation arrangements in place, then Ms. Gibson will be entitled to receive the contingent compensation owed to her subject to (i) her satisfactory individual performance to the end of the notice period or such shorter period as determined by OMAM Inc. and (ii) her fulfillment of her obligations and covenants as set forth in the Gibson Employment Agreement. If Ms. Gibson provides notice of the termination of her employment to OMAM Inc., then Ms. Gibson will only be eligible to receive her compensation, medical and dental benefits for the remainder of the notice period and will not be entitled to any further compensation. If Ms. Gibson resigns prior to the expiration of a six-month notice period, then she will not be entitled to any further compensation or benefits. OMAM Inc. has the right to terminate the Gibson Employment Agreement and Ms. Gibson's employment on the 90th day after serving written notice to Ms. Gibson that OMAM Inc. has determined in good faith that a "disability," as that term is defined in the Gibson Employment Agreement, has occurred, provided that, within 90 days of such notice, Ms. Gibson has not returned to full-time performance of her essential functions. If the Gibson Employment Agreement is terminated based on disability, Ms. Gibson will remain eligible for a prorated bonus for the period up through the date of termination as well as any contingent compensation owed to her. The Gibson Employment Agreement will terminate automatically upon Ms. Gibson's death, and all compensation and benefits under the Gibson Employment Agreement will cease effective as of the date of her death, except that her estate will be eligible to receive her bonus, prorated for the period up through the date of her death, as well as any contingent compensation owed to her. Ms. Gibson's receipt of any of the compensation and benefits described in this paragraph will be subject to and conditioned upon her execution of a separation agreement that must include a complete customary release of claims by her to us, OMAM Inc. and our affiliates.
Ms. Gibson is subject to non-compete covenants during the term of her employment, including the six-month notice period described above. In addition, Ms. Gibson is subject to a non-solicitation of employees covenant and a non-interference covenant during the term of her employment, the six-month notice period, and for a period of one year after expiration of the later of the notice period or the date of her termination of employment.

PROPOSAL 5—ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
What am I voting on?
In accordance with applicable law and Section 14A of the Exchange Act, we are providing shareholders with the opportunity to vote on an advisory resolution, commonly known as "say-on-pay," approving OMAM's executive compensation as reported in this proxy statement.
Our compensation program is designed to enable us to attract, retain and incentivize the highest caliber talent across our business in order to maintain and strengthen our position in the asset management industry. Our compensation methods are intended to provide a total rewards program that is competitive with our peers and supports our values, rewards individual efforts, and correlates with our financial success as a company.
Our incentive opportunities are designed to align a substantial portion of pay to Company performance. We believe that our cash compensation and equity participation programs align the interests of our named executive officers with our shareholders and promote long-term value creation. In addition, the equity component motivates executives through a multi-year vesting structure. As a public company, we focus our compensation programs on rewarding performance that increases long-term shareholder value, including growing economic net income, developing new client relationships, seeding new products at our Affiliates, investing in new Affiliates, improving operational efficiency and managing risks.
Shareholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table for Fiscal Years 2013, 2014 and 2015 and other related tabular and narrative disclosures included in this proxy statement, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
Shareholders are being asked to vote on the following advisory resolution:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of OMAM's named executive officers as described in this proxy statement under "Compensation Discussion and Analysis" and "Executive Compensation," including the tabular and narrative disclosure contained in this proxy statement.
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, this resolution.
Is this vote binding on the Board?
Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of OMAM's executive compensation program.
How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE COMPENSATION OF OMAM'S NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 6—DIRECTORS' REMUNERATION POLICY
What am I voting on?
The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, and in compliance with the Act, we are providing shareholders with the opportunity to vote on a resolution to receive and approve our directors' remuneration policy, which begins on page A-3 of Appendix A hereto.
If approved, all remuneration that we pay to our directors must be consistent with this policy. We are required to offer our shareholders an opportunity to vote on this policy at least once every three years.
We encourage shareholders to read the directors' remuneration report, which includes the remuneration policy beginning on page A-3 of Appendix A to this Proxy Statement. This report describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our executive director and to attract and retain high-quality non-executive directors.
The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration policy are effective in achieving our compensation objectives for our directors, and serve to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.
Is this vote binding on the Board?
The vote is binding upon the Board and the Compensation Committee. Any remuneration paid to our directors must be consistent with an approved policy. If the policy is not approved at the Annual Meeting, the Company is required to call another general meeting of shareholders to consider the Company's remuneration policy.
How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RECEIPT AND APPROVAL OF THE DIRECTORS' REMUNERATION POLICY INCLUDED IN THE DIRECTORS' REMUNERATION REPORT.

PROPOSAL 7—ORDINARY RESOLUTION ON DIRECTORS' REMUNERATION REPORT
What am I voting on?
The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, in compliance with the Act, we are providing shareholders with the opportunity to provide an advisory vote by way of an ordinary resolution approving the directors' remuneration report beginning on page A-1 of Appendix A hereto (other than the part containing the directors' remuneration policy).
This proposal is similar to Proposal 5 regarding the compensation of our named executive officers in 2015 and complementary to Proposal 6 regarding our remuneration policy. However, the directors' remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Act.
We encourage shareholders to read the directors' remuneration report beginning on page A-1 of Appendix A to this Proxy Statement. The Directors' Remuneration Report describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our directors and to attract and retain high-quality non-executive directors. The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration report are effective in achieving our compensation objectives for our directors, and serve to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.
Is this vote binding on the Board?
Because this vote is advisory, it will not be legally binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of OMAM's executive director and non-executive director compensation programs.
How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE DIRECTORS' REMUNERATION REPORT INCLUDED IN THE ANNUAL REPORT OF THE COMPANY.

PROPOSAL 8—AUTHORIZATION OF PRIVATE SHARE REPURCHASE FROM OM GROUP (UK) LTD., FORM OF REPURCHASE CONTRACT
As a public limited company incorporated under the laws of England and Wales, we are subject to English law. English law prohibits us from purchasing our own shares unless the form of the contract proposed to be used to effect any such repurchases is approved by our shareholders.
On February 3, 2016, our Board authorized a share repurchase program (the “Current Repurchase Program”), and the form of contract related to such program was approved by our shareholders as required under English law, at our March 15, 2016 general meeting. The Current Repurchase Program authorizes us to repurchase up to an aggregate of $150 million of Ordinary Shares, from time to time, in compliance with all applicable laws, rules and regulations, subject to the trading volume, pricing and other limitations set forth in Rule 10b-18 under the Securities Exchange Act of 1934, as amended. Purchases under the Current Repurchase Program will be effected through purchases of publicly held Ordinary Shares listed on the NYSE. The Ordinary Shares held by OMGUK, our majority shareholder, are not listed on the NYSE and we would not propose to repurchase Ordinary Shares owned by OMGUK pursuant to the Current Repurchase Program. Accordingly, we are now seeking shareholder approval as required under English law, to provide the Company with the flexibility to repurchase our Ordinary Shares from OMGUK if the Company deems it appropriate in the future.
Repurchasing Ordinary Shares from OMGUK (an “OMGUK Repurchase”) may be beneficial to the Company from time to time, including, without limitation, (i) as an accretive and value-enhancing form of capital management, (ii) for the purpose of reducing the ownership of the Company by OMGUK without decreasing the public ownership of the Company, or (iii) to maintain parity of OMGUK’s current ownership percentage as the Company repurchases Ordinary Shares pursuant to the Current Repurchase Program.
As described above, English law requires the Company to obtain shareholder approval of any form of contract that the Company would propose to enter into in the future related to an OMGUK Repurchase and permits such approval to remain in effect for up to five years. Accordingly, notwithstanding the fact that we have no current intention to enter into any share repurchase contract with, or repurchase Ordinary Shares from, OMGUK, we believe it is prudent to seek approval from our shareholders to provide us with the flexibility to purchase Ordinary Shares from OMGUK over the next five years via a form of contract attached to this proxy statement as Appendix B and subject to the pricing limitations set forth therein. The approval of the authority to purchase from OMGUK, combined with the prior approval of the Current Repurchase Program and the shelf registration statement on Form S-3, as amended, declared effective by the SEC on December 3, 2015, provides us the ability to effectively manage our capital structure to provide the maximum benefit to shareholders.
Our Board proposes that the shareholders adopt the following resolution:
To approve the form of the off-market share purchase contract (the “Repurchase Contract”) produced at the Annual Meeting, and initialed by the Chairman for the purpose of identification, between Old Mutual plc, OMGUK and the Company. If approved, the Company may make off-market purchases of its Ordinary Shares held by OMGUK over the next five years at the Repurchase Price (as defined below) via a Repurchase Contract.
The purchase price for each Ordinary Share purchased pursuant to the Repurchase Contract shall not exceed: (i) in the case of an OMGUK Repurchase executed concurrently (i.e. on or around the same date) with any secondary offering to the public of our Ordinary Shares held by OMGUK (a “Secondary Offering”), the public offering price per Ordinary Share received by the underwriters in such Secondary Offering and (ii) in the case of an OMGUK Repurchase not executed concurrently with a Secondary Offering, the greater of (A) the previous complete trading session’s volume-weighted average price for our Ordinary Shares as reported by Bloomberg Financial L.P. (or such other reasonably comparable stock price information service as we may determine) and (B) the closing price of our Ordinary Shares in the previous complete trading session as reported by Bloomberg Financial L.P. (or such other reasonably comparable stock price information service as we may determine) (in either case, the “Repurchase Price”).
A separate repurchase contract will be executed prior to any OMGUK Repurchase; however any contract executed will be in the form of the Repurchase Contract attached to this proxy statement. In addition to being attached to this proxy statement, the form of Repurchase Contract will be produced at the Annual Meeting for review and authorization pursuant to the resolution. The form of Repurchase Contract will also be made available for inspection by our shareholders at our registered office for not less than 15 days ending with the date of the Annual Meeting.

There can be no assurance as to whether we will purchase any of our own Ordinary Shares from OMGUK under the Repurchase Contract or as to the amount of any such repurchases.
OMGUK, as our majority shareholder, is a related party of the Company. Any OMGUK Repurchase executed at a time during which OMGUK is a related party will require prior approval from our Audit Committee, which is composed entirely of independent directors who are unaffiliated with OMGUK, consistent with the procedures set forth in the Company’s Related Party Transactions policy. In such circumstances, the Company will obtain Audit Committee approval prior to executing a Repurchase Contract.
The authority provided for by this resolution, if approved, will expire on the fifth anniversary of the Annual Meeting.
The resolution will be proposed as an ordinary resolution, which under applicable law means that the resolution will be passed if approved by a simple majority of the total voting rights of the shareholders who vote on such resolution other than OMGUK, whether in person or by proxy. In accordance with section 698(3) of the Act, the resolution will not be effective if OMGUK exercises any of the voting rights attaching to its Ordinary Shares in the vote on the resolution and the resolution would not have been passed if OMGUK had not done so. OMGUK will not vote with respect to this resolution.
In accordance with our articles of association, a resolution put to the vote of an annual general meeting shall be decided on a poll. A poll is a vote whereby each shareholder has one vote for each share held.
Interests of OMAM’s Directors in OMGUK Repurchase
In considering the recommendation of the Board that you vote to approve the form of Repurchase Contract, you should be aware that certain of OMAM’s directors are employees of or otherwise affiliated with our Parent, which is also the parent company of OMGUK. Ownership interests of these directors in shares of our Parent, or service of certain of our directors as officers of our Parent, may create, or may create the appearance of, conflicts of interest. Thus, as employees or designees of our Parent, such directors may take into consideration the interests of our Parent in any such sale and purchase and well as those of OMAM.
If the resolution to approve the Repurchase Contract is adopted (i) our Board may decide to use corporate resources to purchase Ordinary Shares from OMGUK pursuant to the Repurchase Contract rather than for other general working capital purposes or investments in the Company or its Affiliates; (ii) the directors who vote on any such resolution of the Board may, subject to compliance with relevant provisions of the Company’s articles of association and the Act, include directors who are employees of or otherwise affiliated with our Parent; and (iii) the interests of the Company and the Parent as regards the timing and price of and at which any repurchase of Ordinary Shares pursuant to the Repurchase Contract is effected may be different. Notwithstanding the foregoing, we will always require the approval of our Audit Committee, composed entirely of independent directors, prior to executing a Repurchase Contract at any time during which OMGUK is a related party.
The interests of our Parent could conflict in material respects with those of our other shareholders. Our Parent is allowed to take into account the interests of parties other than us in resolving conflicts of interest. As an English public limited company, our Parent owes no duty to our other shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FORM OF PRIVATE REPURCHASE AGREEMENT PURSUANT TO WHICH THE REPURCHASES OF ORDINARY SHARES FROM OMGUK ARE TO BE MADE.

INFORMATION CONCERNING EXECUTIVE OFFICERS
Executive Officers
The following table sets forth certain information regarding our named executive officers.

Name	Age	Position
Peter L. Bain	57	President, Chief Executive Officer and Director
Stephen H. Belgrad	53	Executive Vice President, Chief Financial Officer
Linda T. Gibson	50	Executive Vice President, Head of Global Distribution
Christopher Hadley	46	Executive Vice President, Chief Talent Officer
Aidan J. Riordan	44	Executive Vice President, Head of Affiliate Management
For the biographical information of Mr. Bain, see "Proposal 1—Election of Directors" above.
Stephen H. Belgrad is one of our Executive Vice Presidents, our Chief Financial Officer and a member of our Executive Management Team. Mr. Belgrad has held these positions since our initial public offering and has held comparable positions with OMAM Inc., where he also acts as director, since 2011. Mr. Belgrad has been a member of the Group Capital Management Committee of our Parent since October 2011 and is also on the board of managers of a number of our Affiliates. Mr. Belgrad is responsible for our finance, investor relations, legal and IT/operations functions and jointly responsible for corporate development. From 2008 to May 2011, Mr. Belgrad was chief financial officer of HarbourVest Global Private Equity Limited (HVPE), a publicly-traded closed-end investment company. Mr. Belgrad previously was a vice president in the new investments group at Affiliated Managers Group, Inc., a publicly traded global asset management company, and, prior to that, senior vice president and treasurer at Janus Capital Group Inc., a publicly traded investment management firm. He began his career at Morgan Stanley & Co. LLC, a global financial services firm, where, over the course of 15 years, he held various positions in financial institutions, investment banking, corporate strategy and Morgan Stanley's asset management division. Mr. Belgrad received a B.A. in economics from Princeton University and an M.B.A. from Harvard Business School.
Linda T. Gibson is one of our Executive Vice Presidents, our Head of Global Distribution and a member of our Executive Management Team. Ms. Gibson has served as an Executive Vice President since 2004. In July 2012, Ms. Gibson was appointed Head of Global Distribution. Ms. Gibson is Chief Executive Officer of OMAM International Ltd. and is currently responsible for global distribution, marketing and communications. Ms. Gibson joined OMAM Inc. in 2000 and has held various executive positions, including Interim President and Chief Executive Officer from September 2010 to February 2011, Chief Operating Officer and Head of Affiliate Management from October 2008 to July 2012 and General Counsel from February 2001 to October 2009. Ms. Gibson also serves on the boards of a number of our Affiliates. Prior to joining OMAM Inc., Ms. Gibson was a senior vice president and senior counsel at Signature Financial Group, Inc., a third-party mutual fund administrator and distributor, where she oversaw the legal operations of the Boston, London and Grand Cayman offices, and provided consulting services with respect to global investment product design and strategy. Ms. Gibson received a B.A. in mathematics from Bates College, a J.D. from Boston University School of Law and is a graduate of the Advanced Management Program at Harvard Business School.
Christopher Hadley is one of our Executive Vice Presidents, our Chief Talent Officer and a member of our Executive Management Team. Mr. Hadley has held these positions since July 2012. Mr. Hadley is responsible for formulating the strategy and providing services for acquiring, developing and retaining our talent. Mr. Hadley also serves on the board of managers of Acadian, one of our Affiliates. Since Mr. Hadley joined OMAM Inc. in 2006, he has held various positions in the Talent Department, including Senior Vice President and Head of Talent from May 2011 to

June 2012, Vice President, Head of Compensation and Benefits from November 2008 to May 2011 and Vice President, Talent from August 2007 to October 2008. Prior to joining OMAM Inc., Mr. Hadley was head of compensation at Putnam Investments. Mr. Hadley received a B.S. from the University of Massachusetts, Amherst.
Aidan J. Riordan is one of our Executive Vice Presidents, our Head of Affiliate Management and a member of our Executive Management Team. Mr. Riordan joined OMAM Inc. in June 2011 as Senior Vice President and Director of Affiliate Management and was appointed to his current position in July 2012. Mr. Riordan is responsible for oversight and development of our current portfolio of Affiliates and is jointly responsible for corporate development. Mr. Riordan is a member of the boards of each of our Affiliates and is a member of the remuneration committees of certain of our Affiliates. From 2005 through May 2011, Mr. Riordan was a partner at Calvert Street Capital Partners, a middle market private equity firm based in Baltimore, Maryland, which he joined in 2003, and previously held positions at Castle Harlan, Inc., a private equity firm based in New York that focuses on buyouts and growth capital investments in middle-market companies across a range of industries. Mr. Riordan began his career at Berkshire Capital Corporation, a New-York based investment bank specializing in providing mergers and acquisitions services to the investment management industry. Mr. Riordan received a B.A. in economics from the University of Pennsylvania and an M.B.A. in finance from Columbia Business School.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of the Ordinary Shares as of March 14, 2016 by:

•	our Parent, through its wholly-owned subsidiary, OMGUK;

•	each of our directors;

•	each of our named executive officers;

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of the Ordinary Shares; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of options to purchase Ordinary Shares that are immediately exercisable or exercisable within 60 days after March 14, 2016. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Percentage ownership calculations for beneficial ownership are based on 121,079,505 Ordinary Shares outstanding as of March 14, 2016. Except as otherwise indicated in the table below, addresses of named beneficial owners are care of OMAM Inc., 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.
In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding Ordinary Shares that a person has the right to acquire within 60 days of March 14, 2016. We did not deem these Ordinary Shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Old Mutual plc(1)(2)	79,260,859	65.46%
FMR LLC(3)	11,891,770	9.82%
Peter L. Bain	1,027,312	*
Stephen H. Belgrad	226,590	*
Linda T. Gibson	245,780	*
Christopher Hadley	37,994	*
Aidan J. Riordan	146,685	*
Robert J. Chersi	—	*
Ian D. Gladman	—	*
Kyle Prechtl Legg	9,709	*
James J. Ritchie	6,975	*
John D. Rogers	7,202	*
Donald J. Schneider	3,500	*
All directors and current executive officers as a group (11 persons)	1,711,747	1.41%

(1)
Amounts shown reflect the aggregate number of Ordinary Shares held by Old Mutual plc based solely on information set forth in Amendment No. 1 to Schedule 13G filed with the SEC on June 23, 2015. Old Mutual plc reported sole voting and dispositive power over all of the 79,260,859 ordinary shares. The address of Old Mutual plc is 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG.

(2)	Old Mutual plc owns its Ordinary Shares indirectly through OMGUK, its wholly-owned subsidiary.

(3)
Based solely on information set forth in Amendment No. 1 to Schedule 13G filed with the SEC on February 12, 2016 by FMR LLC on behalf of itself and Abigail P. Johnson. FMR LLC reported sole voting power over 1,455,405 Ordinary Shares, shared voting power over none of the Ordinary Shares and sole dispositive power over 11,891,770 Ordinary Shares. Abigail P. Johnson reported sole voting power over none of the Ordinary Shares, shared voting power over none of the Ordinary Shares and sole dispositive power over 11,891,770 of the Ordinary Shares. The Amendment No. 1 to Schedule 13G further states that members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, and the rules of the SEC require our directors, executive officers and persons who own more than 10% of the Ordinary Shares to file reports of their ownership and changes in ownership of the Ordinary Shares with the SEC. The Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on our review of the reports filed during 2015 and questionnaires from our directors and executive officers, we determined that no director, executive officer or beneficial owner of more than 10% of the Ordinary Shares failed to file a report on a timely basis during 2015.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee reviews and approves in advance all related-party transactions.
Relationship with Our Parent and OMGUK
Prior to our initial public offering, we were a wholly-owned subsidiary of our Parent and were included in our Parent's consolidated operations. Our Parent continues to indirectly own a majority of the Ordinary Shares, and as a result, our Parent continues to have significant control over our business and affairs including the composition of our Board and with respect to any action requiring the approval of our shareholders.
We have entered into certain agreements with our Parent and OMGUK. In addition, our Parent continues to consolidate our financial results in its financial statements. The following descriptions of such agreements and transactions are summaries only and are qualified in their entirety by reference to the complete documents, each of which has been publicly filed with the SEC.
Shareholder Agreement
In connection with our initial public offering, we entered into a shareholder agreement with our Parent, which we refer to as the Shareholder Agreement. The Shareholder Agreement includes provisions as to certain aspects of our continuing relationship with our Parent, including the composition of the Board and other corporate governance matters, certain consent rights that our Parent will have until the date that it ceases to beneficially own at least 20% of our outstanding Ordinary Shares with respect to certain actions taken by us and our subsidiaries and certain information rights granted to our Parent.
Board and Corporate Governance Rights
The Shareholder Agreement entitles our Parent to appoint a specific number of directors to our Board (the "Parent Group Directors"). The number of Parent Group Directors that our Parent is entitled to appoint is based on its beneficial ownership of the Ordinary Shares as follows:

•
until and including the date on which our Parent first ceases to beneficially own more than 50% of our outstanding Ordinary Shares (the "Majority Holder Date"), our Parent will be entitled to appoint a majority of our directors;

•
after the Majority Holder Date and until our Parent first ceases to beneficially own at least 35% of our outstanding Ordinary Shares (the "First Threshold Date"), our Parent will be entitled to appoint three directors;

•
after the First Threshold Date and until our Parent first ceases to beneficially own at least 20% of our outstanding Ordinary Shares (the "Second Threshold Date"), our Parent will be entitled to appoint two directors; and

•
after the Second Threshold Date and until our Parent first ceases to beneficially own at least 7% of our outstanding Ordinary Shares (the "Third Threshold Date"), our Parent will be entitled to appoint one director.

Following the Third Threshold Date, our Parent will have no further rights to appoint Parent Group Directors.
The Shareholder Agreement also provides that our Parent shall have the right to increase the size of the Board from seven to nine directors and designate the Chairman of the Board until the Majority Holder Date.

The Shareholder Agreement requires that (i) until the Majority Holder Date, all three members of the Nominating and Corporate Governance Committee and Compensation Committee shall be selected by the Board (or all four members if the size of the respective committee is increased to four), (ii) until the Second Threshold Date, at least one member of the Audit Committee shall be a Parent Group Director who must be an "Independent Director" as defined by the NYSE Rules and Rule 10A-3 under the Exchange Act, if our Parent has designated an Independent Director to so serve on our Board (which it is not required to do), (iii) the Audit Committee shall consist of at least three directors and (iv) the Compensation Committee and the Nominating and Corporate Governance Committee shall consist of three directors or, if requested by our Parent, four directors.
Consent Rights
The Shareholder Agreement provides that until the first date on which our Parent no longer beneficially owns at least 20% of our outstanding Ordinary Shares, the prior consent of our Parent will be required before we may take any of the following actions, whether directly or indirectly through a subsidiary or controlled affiliate (provided that the consent rights related to the incurrence or guarantee of debt, the granting of liens and the declaration or payment of dividends shall not apply until the date that our Parent ceases to own more than 50% of the Ordinary Shares so long as the Board approve such matters):

•
any merger or acquisition with consideration paid or payable (including a pro rata share of the debt assumed) of at least $100 million, or any disposition of assets with a fair market value of at least $100 million, involving us or one of our subsidiaries or controlled affiliates, on the one hand, and any other person, on the other hand;

•
any incurrence or guarantee of (or grant of a lien with respect to) external recourse debt in an amount greater than $300 million, plus the principal amount of the outstanding external debt on the Majority Holder Date;

•
any issuance of share capital other than (i) issuances of equity awards to directors or employees pursuant to a compensation plan or (ii) issuances of share capital in connection with an acquisition involving a consideration payable less than $100 million;

•	entry into or amendment or termination of any material joint venture or strategic alliance;

•	any declaration or payment of a dividend other than in accordance with our dividend policy approved by our Board as of the Majority Holder Date;

•
listing or delisting of any securities on a securities exchange, other than the listing or delisting of debt securities on the NYSE or any other securities exchange located solely in the United States;

•	any agreement or arrangement that would conflict with the terms of the Shareholder Agreement;

•	any amendment, termination or waiver of any rights under our constitutional documents; and

•	any filing or petition under bankruptcy laws, admission of insolvency or similar actions by us or any of our subsidiaries or controlled affiliates, or our dissolution or winding-up.
Conflict of Interest Authorization and Change of Control Notification Rights
The Shareholder Agreement provides that our directors authorize under the Act and the Articles any conflict of interest of any Parent Group Directors from time to time with respect to any employment, office or position held, or any other interest (including the ownership of securities), in respect of any member of our Parent's group on terms that each such Parent Group Director shall be entitled to receive all information provided to, and participate fully in all deliberations and participate in any vote of, our Board, for all matters (including in respect of any change of control transaction). In addition, until the Second Threshold Date, the Shareholder Agreement requires us to promptly inform our Parent of all inquiries made or received by us regarding potential change of control transactions and, as requested by our Parent, keep our Parent current on the status of any related discussions.
Information and Consultation Rights; Disclosure and Financial Accounting
The Shareholder Agreement requires us to provide our Parent with information and data relating to our and our subsidiaries' business and financial results and access to our personnel, data and systems until the Third Threshold Date. Furthermore, the Shareholder Agreement provides for the establishment of a reporting coordination committee to facilitate the financial reporting of the Company and our Parent. Until the Second Threshold Date, the Shareholder Agreement requires us to coordinate with our Parent with respect to the timing of earnings releases and the release of any material information related to the Company subject to our obligations to comply with applicable laws. To the extent practicable, we must provide our Parent with a copy of any public release prior to publication and consider in good faith incorporating any comments provided by our Parent.
Preemptive Rights
The Shareholder Agreement provides OMGUK with the right to purchase its pro rata share of any issuances of share capital by us until the Third Threshold Date, other than issuances of (i) share capital as consideration for mergers, consolidations or similar transactions, (ii) equity awards to directors or employees pursuant to a compensation plan and (iii) share capital of one of our subsidiaries to or by one of our wholly-owned subsidiaries.
Lock-Up
The Shareholder Agreement obligates our Parent to agree with the underwriters in any future public securities offering by us to a lock-up period of up to 90 days, other than with respect to privately negotiated transactions.
Non-Solicitation
We and our Parent agree that, until the Third Threshold Date, without the prior written consent of either party, neither we nor they will solicit any then-current employee of the other party with respect to employment.
Term
The Shareholder Agreement will terminate on the Third Threshold Date.
Assignment
The rights of our Parent under the Shareholder Agreement may be assigned to any third party, but its rights to approve certain matters and to be informed of inquiries made or received by us regarding a potential change of control transaction may only be assigned to a transferee of a majority of the Ordinary Shares.
Parent Registration Rights Agreement
In connection with our initial public offering, we entered into a registration rights agreement with our Parent, pursuant to which our Parent may require us to file one or more registration statements and prospectus supplements with the SEC covering the public resale of registrable securities beneficially owned by our Parent and its subsidiaries with expected aggregate gross proceeds of at least $50 million. We filed a shelf registration statement on Form S-3, which was declared effective by the SEC on December 3, 2015 (the "Shelf Registration Statement"). We may be required to file one or more prospectus supplements in connection with the Shelf Registration Statement in the future. We are not obligated to effect more than one demand registration, in addition to any registration on a shelf registration statement, in any six-month period. We are obligated to file a shelf registration statement upon any request made by our Parent. In addition, our Parent has certain "piggy-back" registration rights, pursuant to which it is entitled to register the resale of its registrable securities alongside any offering of securities that we may undertake, and the amount of securities we may offer may be subject to "cutback" in certain cases. We are responsible for the expenses associated with any sale under the agreement by our Parent, except for its legal fees and underwriting discounts, selling commissions and transfer taxes applicable to such sale. Our Parent may assign its rights under the registration rights agreement to any transferee who acquires not less than 7% of our outstanding Ordinary Shares from our Parent.
Employee Registration Rights Agreement
In connection with our initial public offering, we entered into a registration rights agreement with certain of employees of OMAM Inc. who hold restricted Ordinary Shares. Pursuant to the employee registration rights agreement, we were obligated to file a shelf registration statement promptly after the first anniversary of the consummation of our initial public offering to cover the restricted Ordinary Shares issued to the employees in an exchange program. The filing of the Shelf Registration Statement satisfied this obligation. We may be required to file one or more prospectus supplements in connection with the Shelf Registration Statement in the future. We were responsible for the expenses associated with registering the Ordinary Shares and are responsible for maintaining the effectiveness of the shelf registration statement but are not obligated to assist with any sale of the Ordinary Shares by the employees.
Intellectual Property License Agreement
In connection with our initial public offering, we entered into an intellectual property license agreement with our Parent, and, solely for the intellectual property owned by it applicable to the agreement, Old Mutual Life Assurance Company (South Africa) Ltd., or OMLACSA, which we refer to as the Intellectual Property Agreement. Pursuant to the Intellectual Property Agreement, our Parent and OMLACSA have granted us a limited, non-exclusive, fully paid-up, royalty-free, non-transferable, non-sublicensable license to use certain trademarks, servicemarks, names and logos, including the names "Old Mutual", "OM" and the "OM 3 anchor design logo" or collectively, the Transitional Servicemarks, with respect to our business, worldwide, subject to certain exceptions set forth in the Intellectual Property Agreement. Our Parent and OMLACSA has also granted us a perpetual, limited, non-exclusive, fully paid-up, royalty-free, non-transferable, non-sublicensable license to use the term "OMAM", or the Perpetual Servicemark, and collectively with the Transitional Servicemarks, the Servicemarks, in all or part of our corporate or trade names, businesses and activities, including in any advertising or promotional materials, and as a ticker symbol, and the perpetual right to use "OM Asset Management" in all or part of our corporate or trade names. Likewise, we have been licensed the perpetual right to use omam.com. The license term for the Transitional Servicemarks commenced upon the date of the closing of our initial public offering and ends six months after the date on which our Parent ceases to directly or indirectly own a majority of our outstanding Ordinary Shares. The right to use the Perpetual Servicemark in all or part of our corporate or trade names, businesses and activities, including in any advertising or promotional materials, and as a ticker symbol, and the right to use "OM Asset Management" in all or part of our corporate or trade names, and the right to use omam.com as our website and email address, will continue in perpetuity.
At the end of the license term, we must cease using the Servicemarks (other than the Perpetual Servicemark), but we will be permitted to make historical reference to our affiliation with our Parent or OMLACSA solely to the extent required under applicable law to describe the historical performance of our business or to indicate that we were formerly operating under the name "Old Mutual".
Under the Intellectual Property Agreement, six months after our Parent ceases to directly or indirectly own a majority of our outstanding Ordinary Shares, we are obligated to cease use of any and all domain names containing the term "Old Mutual" or "OM" (other than omam.com) that we owned prior to the closing of our initial public offering and transfer such domain names to our Parent. For a period of twelve months commencing on the date on which our Parent ceases to own a majority of our outstanding Ordinary Shares, our Parent will redirect all attempts by users to access such domain names to a single new domain name to be managed by us or one of our affiliates, which will not contain the terms "Old Mutual" or "OM."
Under the Intellectual Property Agreement, we indemnify our Parent, OMLACSA, their respective affiliates, and their respective directors, officers, and employees from and against any third-party claims resulting from (i) our breach of the Intellectual Property Agreement and (ii) the use by us or our subsidiaries of the Servicemarks. Our Parent and OMLACSA, jointly and severally, indemnify us, our subsidiaries, and our respective affiliates, directors, officers, and employees from and against any third-party claims resulting from (i) our Parent's or OMLACSA's breach of the Intellectual Property Agreement and (ii) the use by our Parent or OMLACSA or their respective subsidiaries of the Servicemarks, provided that we are using the Servicemarks in accordance with the Intellectual Property Agreement.
Deferred Tax Asset Deed
In connection with our initial public offering, we entered into a Deferred Tax Asset Deed with OMGUK that provides for the payment by OMAM to OMGUK of amounts equal to certain deferred tax assets ($198.1 million as of December 31, 2015) existing as of the date of the closing of our initial public offering, referred to as the Pre-IPO Tax Assets, subject to repayment if, and to the extent that, the Pre-IPO Tax Assets are determined not to be available. For the purposes of this Deferred Tax Asset Deed, the tax savings we realize are computed by comparing our actual tax liabilities with the liability for tax we would have had if the Pre-IPO Tax Assets had not existed.
Payments under the Deferred Tax Asset Deed are made quarterly during the taxable year based on our estimated tax savings for that year, with a true-up no later than November 30th in the year following the relevant taxable year. The actual amount and timing of any payments will ultimately vary depending on a number of factors, including the timing and extent of our utilization of the Pre-IPO Tax Assets.
It is anticipated that the Deferred Tax Asset Deed will terminate on the later of December 31, 2019 or, if OMGUK were to cease to own, directly or indirectly, more than 50% of the Ordinary Shares in OMAM, December 31st of the year of that cessation, unless the Pre-IPO Tax Assets have all been utilized or have expired before such termination date or unless the deed is terminated earlier in accordance with its term. No later than November 30th of the year following termination of the arrangement, we will make a payment to OMGUK in an amount equal to the net present value of the Pre-IPO Tax Assets which have yet to be utilized at the termination date, subject to repayment if, and to the extent that, the Pre-IPO Tax Assets are determined not to be available.
Co-Investment Deed
In connection with our initial public offering, we entered into a Co-Investment Deed whereby we are obligated to pay OMGUK an amount equal to the proceeds realized by us in respect of specified pre-initial public offering co-investments owned by OMAM Inc. (the "Pre-IPO Co-Investments"). These Pre-IPO Co-Investments include limited partnership interests and limited liability company interests in specified entities owned by OMAM Inc. and its wholly owned subsidiaries. As of December 31, 2015, the Pre-IPO Co-Investments had an aggregate fair value and carrying value of $25.2 million.
During the term of the Co-Investment Deed, we make quarterly cash payments to OMGUK in an amount equal to 100% of the estimated after-tax cash distributions received by us or our wholly owned subsidiaries during the three-month period ending on the last day of the month preceding the payment date. These distributions include all amounts received by us or our wholly owned subsidiaries from or in respect of the Pre-IPO Co-Investments, including any distributions, disposal proceeds and carried interest less any taxes chargeable on those distributions assuming statutory tax rates. If any tax losses are realized in respect of a Pre-IPO Co-Investment during a tax year and have not been taken into account for that year, or if the actual after-tax cash receipts differ from the estimated after-tax cash receipts, there will be a true-up, and any additional payment made to OMGUK will be made no later than November 30th of the year following that tax year.
Seed Capital Management Agreement
In connection with our initial public offering, we entered into a seed capital management agreement, dated October 8, 2014, with our Parent and certain of its affiliates, Millpencil Limited, or MPL, Millpencil (U.S.) LP, or the Limited Partnership, and a newly formed MPL entity, or MPLUK2, as amended by the first amendment thereto on December 31, 2014. This agreement governs, through January 15, 2018, the deployment of certain seed capital investments of MPL and all of the seed capital investments of MPLUK2 and the Limited Partnership in various mandates that our Affiliates manage. On or before December 31, 2017, MPL will transfer to MPLUK2 or its designee all of MPL's general partnership interest in the Limited Partnership (which represents 99% of the equity of the Limited Partnership) and the seed capital investments of MPL that are managed under the seed capital management agreement, which will continue to be managed by us on behalf of MPLUK2. On or before January 15, 2018, our Parent will assign to a newly-formed subsidiary of MPLUK2 all of its limited partnership interest in MPL (which represents 1% of the equity of the Limited Partnership). The fair market value of the seed capital investments that are subject to the seed capital management agreement was approximately $146 million as of December 31, 2015. After January 15, 2018, MPLUK2 and the Limited Partnership may withdraw all or any of such seed capital investments.
In addition, on or before December 15 of each year during the period between the date of the seed capital management agreement and January 15, 2018, we will meet with our Parent to determine the proposed seed capital budget for the next year, which shall set forth the aggregate proposed seed capital investments in each asset class including (i) U.S. equities and European, Australia, Far East (EAFE) equities, (ii) real estate, (iii) emerging market equities, (iv) high-yield fixed income and (v) investment grade fixed income. Each year's budget must be approved by our Parent.
On or before September 30, 2017, we will discuss with our Parent whether our Parent prefers that on January 15, 2018 (a) all of the seed capital investments should be held in the form of cash or cash equivalents, or (b) we and our Parent should have entered into a definitive agreement with respect to our purchase of all of the equity of MPLUK2. If no such definitive agreement is entered into, then at any time prior to January 15, 2018, at the option of our Parent, we will either (i) cause all seed capital investments held by the Limited Partnership and MPLUK2 to be held in the form of cash or cash equivalents, which may be subject to withdrawal by the Limited Partnership and MPLUK2 or (ii) continue to manage all seed capital investments held by the Limited Partnership and MPLUK2 for such reasonable period of time as will permit the orderly sale or disposition of such investments.
Review and Approval of Transactions with Related Persons
Our Board has adopted written policies and procedures for transactions with related persons. As a general matter, the policy requires our Audit Committee to review and approve or disapprove the entry by us into certain transactions with related persons. The policy applies to transactions, arrangements and relationships where the aggregate amount involved could reasonably be expected to exceed $120,000 in any calendar year and in which a related person has a direct or indirect interest. A related person is (i) any of our directors, nominees for director or executive officers, (ii) any immediate family member of any of our directors, nominees for director or executive officers and (iii) any person, and his or her immediate family members, or entity, including affiliates, that was a beneficial owner of 5% or more of any of our outstanding equity securities at the time the transaction occurred or existed.
The policy provides that if advance approval of a transaction subject to the policy is not obtained, it must be promptly submitted to the Audit Committee for possible ratification, approval, amendment, termination or rescission. In reviewing any transaction, the Audit Committee will take into account, among other factors the Audit

Committee deems appropriate, recommendations from senior management, whether the transaction is on terms no less favorable than the terms generally available to a third party in similar circumstances and the extent of the related person's interest in the transaction. Any related person transaction must be conducted at arm's length. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers a transaction.
Historical Related Party Transactions
Seed Capital and Co-Investments
A related party subsidiary of our Parent (the "Subsidiary") has provided seed capital that is invested in certain products of our Affiliates. No new seed capital has been provided by the Subsidiary since January 1, 2011 and certain amounts of seed capital invested in prior years were returned or re-invested in other products of our Affiliates during the year ended December 31, 2015. The fair value of seed capital investments held by the Subsidiary in our Affiliates' products totaled $146 million at December 31, 2015. In addition to seed investments, co-investment of $9.1 million was held by the Subsidiary in products of our Affiliates.
Management Fees
We provide sub-advisory and advisory services to related party subsidiaries of our Parent and to our Parent. We earned management fees for providing these services amounting to $9.3 million for the year ended December 31, 2015.
Administrative Overhead Allocation
Our Parent provides us with various oversight services, including governance, employee benefits, investor relations, regulatory licensing, procurement of insurance, human resources, financial reporting, internal audit, treasury, systems, risk and tax services. The actual amount our Parent billed us for services performed was $1.8 million for this period, which such amount was settled in cash. There was no amount allocated to us via a non-cash capital contribution to Parent equity for the year ended December 31, 2015.
Rent and Facilities Costs
Our global distribution subsidiary has offices in Asia and the United Kingdom, and this subsidiary has entered into arrangements with a related party subsidiary of our Parent to utilize their premises and leverage certain of their administrative functions. The amounts charged to the Company for rent and operating costs per these arrangements amounted to $1.9 million for the year ended December 31, 2015.
We have a sub-lease arrangement with a related party subsidiary of our Parent in relation to premises we continue to lease in respect of a discontinued operation. We received a sub-lease payment from the related party subsidiary of our Parent in the amount of $0.2 million for the year ended December 31, 2015. Payments received under this arrangement are applied against a restructuring liability recognized by us in respect of the abandoned lease.
Guarantees
In connection with a sale by us in May 2012 of one of our former affiliates to a third party, our Parent entered into a letter agreement with the purchaser under the agreement pursuant to which our Parent agreed to be bound, and agreed to cause its affiliates to be bound, by the terms of certain covenants and agreements contained in the agreement. The covenants relate to non-solicitation and non-hiring of the former affiliate's personnel and non-

competition with the business of the former affiliate for a period of three-years following the closing date of the transaction. In addition, OMGUK unconditionally guaranteed the performance of all obligations of the sellers under the agreement, including obligations of payment pursuant to an indemnification or as otherwise required by the terms of the agreement.

CODE OF CONDUCT AND ETHICS
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer and principal financial officer. The text of the code of business conduct and ethics is posted on our website at www.omam.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the NYSE Rules.

OTHER MATTERS
The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE SUBMIT A PROXY BY INTERNET, BY TELEPHONE OR BY RETURNING A COMPLETED, SIGNED, AND DATED PROXY CARD OR VOTING INSTRUCTION FORM.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2017 Annual General Meeting of Shareholders, we must receive shareholder proposals (other than for director nominations) no later than December 7, 2016. In accordance with the Articles, and without prejudice to the rights of a shareholder of record under applicable law, to be considered for presentation at the 2017 Annual General Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than December 30, 2016 nor later than January 29, 2017 together with all supporting documentation required by the Articles. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual General Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Secretary, OM Asset Management plc, Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MOLLY S. MUGLER
Molly S. Mugler Secretary
Ground Floor, Millennium Bridge House,
2 Lambeth Hill
London EC4V 4GG, United Kingdom
April 6, 2016

Appendix A

OM Asset Management plc
DIRECTORS' REMUNERATION REPORT FOR THE PERIOD ENDED DECEMBER 31, 2015
ANNUAL STATEMENT FROM THE CHAIR OF THE COMPENSATION COMMITTEE
On behalf of the Compensation Committee ("the Committee") I am pleased to present the U.K. Directors' Remuneration Report. As a U.K. Company which is listed on the New York Stock Exchange, the Company has reporting requirements in both the U.K. and U.S. Because each jurisdiction has different regulations with specific guidelines on reporting compensation, the components of the reported figures differ between the Compensation Discussion and Analysis ("CD&A") section of the Company's 2016 Proxy Statement and this Remuneration Report. This report, as required in the U.K. by The Enterprise and Regulatory Reform Act 2013 and The Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013, is split into three parts:

•	The Annual Statement from the Chair of the Compensation Committee.

•
The Directors' Remuneration Policy sets out the proposed policy for the three years beginning on the date of the Company's 2016 Annual General Meeting, ("AGM"), which is subject to a binding shareholder vote. Our initial policy was set out to shareholders during the 2015 AGM. The policy was approved in 2015; however, given some changes recommended by our newly hired compensation consultant, the policy will go to shareholders again in 2016. The changes are outlined below and included within the policy.

•
The Annual Report on Remuneration sets out the payments made and awards granted to the directors in 2015 and how the Company intends to implement the policy in 2016, which together with the Annual Statement is subject to an advisory shareholder vote.

On behalf of the Board, I would like to thank Julian Roberts for his service as Chairman of the Board and as a member of the Committee. The timing of Julian's resignation from the board in October 2015 corresponded with his retirement as CEO of our Parent, Old Mutual plc. Ian Gladman joined the Committee in October to replace Julian.
Areas of Focus for 2015
The Committee was formed in October 2014 at the time of the initial public filing. We then filed our first Directors' Remuneration Policy which was approved by shareholders at our 2015 AGM. In 2015, the Committee hired Frederic W. Cook & Co. ("Cook & Co"), an independent compensation consultant to advise the Committee on a number of matters, including market data and analysis, comparator group review, governance, and design expertise in developing compensation and incentive programs for our named executive officers. As a result of Cook & Co's review, a number of changes were approved by the Compensation Committee and as a result, we are sending the Directors' Remuneration Policy to shareholders again in 2016. The changes were made to align OMAM's policies and practice closer to that of U.S. Asset Management firms. The changes include:

•
Changes to the design of the Performance Shares granted to our Executive Director and other Executive Officers. While the plan will continue to measure Total Shareholder Return ("TSR") against a defined peer group, the maximum payout has been reduced from 200% of target to 150% of target. In addition, the payout is capped at 100% if OMAM's TSR is negative (and the calculated outcome would have been higher than 100%), the performance period has been changed to begin from the date of grant to the third anniversary of the date of grant.

•
The time-based equity awards granted to the non-executive directors ("NEDs") will vest on the first anniversary of the grant rather than ratably over three years. This change was made to promote director independence.

•
Adoption of a stock ownership guideline of three times board fee for our NEDs, including the chairman ($80,000 base fee x 3 = $240,000). The three times salary is consistent with our executive director requirement.

•
Adoption of stock holding requirements for both executive and non-executive directors until the stock ownership guidelines are attained. The executive director and NEDs are required to retain 50% and 100%, respectively of net gain shares (i.e., shares remaining after shares sold to pay taxes) at vesting.

•	Addition of anti-hedging and anti-pledging policies for executive directors, other executive officers and NEDs.
The work with Cook & Co also included developing a framework to make a determination on incentive pool funding. While the bonus pool determination and resulting allocations are discretionary, this framework assists the Compensation Committee in making final determinations. The Compensation Committee held meetings during November and December 2015 to begin reviewing the 2015 compensation proposals. This process crossed into 2016 with final compensation decisions being approved at a meeting in January 2016.
2015 Incentive Determination
When recommending and assessing the awards for our executive director, the Compensation Committee considered OMAM's financial and strategic performance, competitive market data, actual prior year compensation and the demonstration of leadership values.
Performance highlights for Fiscal Year 2015 included:

•	Economic net income ("ENI") revenue of $663.9 million, up 4.5% from 2014 of $635.4 million

•	Pre-tax ENI (excluding the non-recurring performance fee) was down (0.3)% to $203.5 million in 2015 from $204.1 million in 2014

•	ENI diluted earnings per share (excluding the non-recurring performance fee) of $1.24 down (1.6)% from 2014 of $1.26, primarily driven by a decrease in performance fees

•	Net client cash outflows of $(5.1) billion for the year down $(14.6) billion from 2014 net inflows of $9.5 billion

•	Assets under management ("AUM") of $212.4 billion at December 31, 2015 were down (3.8)% over the prior year-end
Strategic highlights included:

•	New partnership pipeline continues to progress

•	Inflows concentrated in higher fee products

•	Long-term investment performance remains strong with strategies representing 60%, 83% and 92% of revenue outperforming benchmarks on a 1-, 3- and 5-year basis

•	$150 million share repurchase program
After review and discussion of the above factors, the Committee concluded that the incentive for the executive director should be reduced 13% from the prior year.

Remuneration Principles
The principles of our Remuneration Policy are set out in the next section of this report. Our compensation program is designed to contribute to our ability to:

•	support our business drivers, vision, and business strategy;

•	support and enhance our broader talent management practices and the achievement of our desired culture and behavior;

•	use performance-related incentives linked to success in delivering our business results and creating alignment with shareholder interests;

•	pay employees at levels that are both competitive and sustainable; and

•	manage risk.
We aim to achieve these goals through a compensation structure that includes a moderate level of fixed compensation, as well as a larger portion of discretionary incentive compensation consisting of a combination of cash and equity. The only fixed component of compensation is base salary, which for our executive director was 8% of total compensation for 2015. The equity component consisted of both performance-vested restricted stock units ("RSUs") as well as time-vested restricted stock awards ("RSAs"). The performance-vested restricted stock units were introduced as a new compensation vehicle in 2014 as a result of our initial public offering, which completed in October 2014. The performance-vested equity strengthens the alignment between our executive director and our shareholders. Equity grants, including the performance-vested restricted stock awards, for the 2015 performance year, were made in February 2016.
While the binding vote on remuneration policy only applies to directors we do apply the same principles to our executive team. The following policy and report are provided to give shareholders information about the Compensation Committee's intention to align compensation to the remuneration principles outlined above. I look forward to your support of this statement, the Directors' Remuneration Policy and the Annual Report on Remuneration.
Kyle Prechtl Legg
Chair of the Compensation Committee

DIRECTORS' REMUNERATION POLICY
Introduction
The Directors' Remuneration Policy described in this section is intended to apply for three years, beginning on the date of OMAM's AGM in 2016, subject to shareholder approval being obtained at that meeting. The policy will be displayed on OMAM's website while it remains in force.
With senior executives based in the U.S., the Compensation Committee's overall approach to total compensation is to set pay by reference to U.S. market practice. As such, the Compensation Committee uses market benchmarks for U.S. asset management firms.
The Compensation Committee will consider the Directors' Remuneration Policy annually, to ensure that it remains aligned with business needs and is appropriately positioned relative to the market. However, there is currently no intention to revise the policy and seek shareholder approval more frequently than every three years.
Market Benchmarks
We benchmark compensation against total compensation packages paid by peer group companies. We believe that ensuring that our compensation levels are competitive with the market for high caliber talent in our industry is an important attraction and retention tool. The compensation levels of our comparator group companies are an input in assessing both our total compensation and the form and mix of cash and equity incentives awarded to our employees and our executive officers, including the executive director. In selecting our comparator group we consider the following factors: business structure (multi-boutique model), assets under management, revenues and public company status. The comparator group is evaluated on an annual basis and may change over time based upon the availability of peer data and the future characteristics of our business compared to peer companies, which includes both publicly-traded and privately-held asset management companies.
For 2015, our comparator group included:

Affiliated Managers Group, Inc.	Loomis, Sayles & Company, L.P.
American Century Investments	MFS Investment Management
Artisan Partners Limited Partnership	Neuberger Berman Group
Babson Capital Management LLC	New York Life Investment Management LLC
Eaton Vance Management	Nuveen Investments Inc.
Janus Capital Group	OppenheimerFunds
Jennison Associates, LLC	Principal Global Investors
Lazard Asset Management LLC	Putnam Investments
Legg Mason & Co., LLC
For NEDs, benchmarking is performed annually against the McLagan Annual Asset Management Proxy Analysis Report.
Balancing Short- and Long-term Remuneration
Based on our view of current market practice and our compensation principles, we have established the remuneration policy set out in this report. Fixed annual elements, including base pay and benefits, recognize the status of our executives and ensure current and future market competitiveness. Short-term incentive ("STI") and

Long-term incentive ("LTI") arrangements are designed to motivate and reward them for making OMAM successful on a sustainable basis.
Our directors are also expected to retain sufficient vested shares to meet shareholding requirements. The shareholding linkage cements the relationship between the directors' personal returns and those of OMAM's investors.
Directors' Remuneration Policy Table (Executive director)

How the element supports our strategic objectives	Operation of the element	Further information
Base pay
Recognizes the role and the responsibility for delivery of strategy and results	• Paid in 26 bi-weekly installments. • Reviewed annually with any changes becoming effective at the same time as all employees, which is typically in the first paycheck in March.
• There is no maximum base pay per the policy, however, U.S. tax deductibility rules (Internal Revenue Code §162m) disallows amounts in excess of $1 million for non-performance related compensation.

• Base pay is reviewed relative to the median in the comparator group and an increase is only considered if the base pay is below the median.

Benefits allowance for retirement provision and other elective benefits
Designed to provide appropriate, market-aligned benefits consistent with the role	• OMAM provides market competitive benefits to all employees including contributions to retirement plans, and contributions toward medical and other insurance benefits.
• The combination of the employer contribution of the qualified Profit Sharing and 401(k) plan and the non-qualified Deferred Compensation Plan is capped at $50,000 per annum. Both plans are defined contribution plans. No defined benefit plans are offered.

• Other benefits are consistent with those provided to other employees such as medical and other insurances, paid holiday, and parking.

• Some spousal travel is provided along with a dinner club membership.

How the element supports our strategic objectives	Operation of the element	Further information
Short-term incentive (STI)
Incentivizes achievement of annually agreed business objectives and strategic priorities
• Incentive awards above a certain threshold are paid in a combination of cash and equity and are determined annually in conjunction with OMAM's annual results.

• Annual Incentive Award is formulaically split into Cash and stock of OM Asset Management plc with the percentage of equity ranging from 20% to 50% of the total incentive award. The determinant of the percentage of equity is the size of the award, with larger awards featuring a higher percentage of equity.

• The equity component is provided via two equity vehicles time-vested RSAs which vest ratably over three years and performance-vested RSUs which vest three years after grant date. Recipients need to remain in service during the vesting period, except where described under service agreements and loss of office. Dividends are paid on unvested RSAs and dividend equivalents at the time of vesting of the RSUs.

• The total incentive award is split based upon a formula. The Compensation Committee has the ability to change the formula in its discretion.

• There is no defined maximum award.

• The overall incentive award is discretionary and approved by the Compensation Committee and our Parent and is based on an assessment of the following:

• Our business results versus financial and operating metrics agreed upon prior to the beginning of the year including economic net income (ENI), ENI revenue, annualized revenue from net flows and post-tax earnings per share growth

• Those same results on a year-over-year basis

• The director's achievement of individual and company strategic goals, including risk management and demonstration of leadership behaviors

• The director's prior year compensation

• Competitive market trends.

• While there is no maximum on the incentive award, the determination of the split between cash and equity is formulaic.

How the element supports our strategic objectives	Operation of the element	Further information
Long-term incentive (LTI)
Incentivizes attainment of long-term objectives and strengthens the alignment of interests between executive directors and shareholders.
• As indicated in STI, a formulaically determined percentage of the Annual Incentive award is granted in performance-related RSUs which vest three years after grant. Recipients must remain in service, except as described under service agreements and loss of office, and the performance conditions must be met for vesting to occur.

• Performance conditions are used for determining performance for the LTI, which for 2015 awards granted in 2016, was relative TSR to a defined peer group. The Compensation Committee may in its discretion change the performance metric for subsequent grants.

• In the event that OMAM has a negative result (e.g., negative TSR) the outcome is calculated but the award is capped at 100% of target.

• The performance vested RSUs will meet the minimum vesting threshold if OMAM's relative TSR is greater than the low quartile of the peer group.

• Vesting of the awards is determined on meeting the performance metric. There is no holding period following vesting of the RSUs.

• Relative performance is determined based on OMAM's performance compared to a defined group of U.S. publicly traded asset managers.

• Changes were made to the LTI grants made in 2016 to align the valuation of the grant with the fair market value including:

   • the maximum payout has been reduced from 200% of target to 150% of target.

   • the payout is capped at 100% if OMAM's TSR is negative (and the calculated outcome would have been higher than 100%).

   • the performance period has been changed to begin from the date of grant to the third anniversary of the grant.

Shareholding requirement
To strengthen alignment of interests between executive directors and shareholders.
• The minimum shareholding requirement of OM Asset Management plc shares to be achieved within five years of appointment to the role is as follows:

• Executive Director/Chief Executive Officer—300% of base salary.
• None
Malus/clawback provision
All cash STI, up to 3 years after payment and vested equity awards up to 2 years post-vesting contain a clawback provision. In addition, any cash awards prior to payment and unvested equity are subject to a malus provision. These provisions give the Compensation Committee the power to reduce awards if the results on which they were based were misleading or materially incorrect or were subsequently found to have relied on poor risk management or material misrepresentation of performance.

Consideration of Employment Conditions Elsewhere in OMAM
The remuneration approach for the executive director is broadly consistent with all employees of OMAM. OMAM's approach to executive director and wider employee remuneration is based on a common set of remuneration principles, which have been implemented across OMAM. All employees are eligible for an annual incentive award. Awards in excess of a certain amount are then formulaically split into cash and OM Asset Management plc equity. Approximately 35% of the employees of OMAM received equity as a part of their 2015 incentive award. Of the 35%, the executive team receives equity in the form of both time-vested and performance-vested equity, as described above. All other equity recipients receive only time-vested equity.
In accordance with prevailing asset management practice, the Compensation Committee did not consult with employees in preparing the Directors' Remuneration Policy.
Approach to Remuneration in Connection with Recruitment
The Compensation Committee's approach to compensation in connection with recruitment is to pay compensation that is appropriate in level and structure to attract, retain and reward high caliber executive directors, while paying no more than is necessary to attract appropriate candidates to the role. At recruitment, the level of fixed remuneration would be set taking into account the candidate's skills, their most recent total compensation, internal comparators and external market data for similar roles. Benefits for an executive director would be provided on a similar basis as available to other U.S. employees who are at senior levels within OMAM.
Compensation terms for any new executive directors will be based on the approved remuneration policy and would include the same elements, and be subject to the same constraints, as those of the existing executive directors as shown below:

Element of remuneration	Maximum percentage of base pay
Base pay	Market based
Benefits
Market competitive benefits are provided to all employees. Executive directors are provided the same benefits as similarly situated employees. No benefits allowance is used but rather benefits are provided as either employer paid or on an employer/employee cost sharing basis.

STI
Discretionary—based upon market data, candidate's experience and skills and most recent compensation. As is customary within U.S. asset management market practice, STI awards are not capped. STI awards would be deferred into cash and equity as described above.

LTI	Formulaically determined based on the overall incentive award. See above for the split between cash and equity.
When it is necessary to 'buy out' a new executive director's unvested awards from a previous employer, the Compensation Committee will seek to match the expected value of the awards by granting awards that vest over a time frame similar to those given up, with a commensurate reduction in quantum where the new awards will be subject to performance conditions that are not as stretching as those applicable to the awards given up. Existing annual incentive given up may be bought out on an expected value basis or, at the discretion of the Compensation Committee, through a guaranteed incentive award for the first performance year only. The performance award would typically be a combination of cash and equity.
Where appropriate, the Compensation Committee will agree reasonable costs of relocation for a director which, based on individual circumstances, may include costs incurred such as travel, shipping, immigration and tax advice, temporary housing, transaction costs on home sale/purchase, home/school search and school fees and, if in relation to a temporary assignment, tax equalization and a housing allowance. All of these costs will be covered gross of tax incurred by the executive, where applicable.
Service Agreements and Payment for Loss of Office
The executive director's service agreement is designed to provide an appropriate level of protection for the executive and OMAM by: (i) setting out individual entitlements to elements of compensation consistent with policy; (ii) summarizing notice periods and compensation on termination of employment by OMAM; and (iii) describing the obligations in relation to confidentiality, data protection, intellectual property and restraint on certain activities.
When an executive director leaves employment, the Compensation Committee will review the circumstances and apply the treatment it believes is appropriate. Any payments will be determined in accordance with the terms of the service contract between OMAM and the employee, as well as the rules of the compensation plans.
OMAM may terminate the employment of an executive director for cause, as defined in the agreement, immediately upon written notice. Upon termination for cause, all compensation and benefits under the agreement will cease. Either OMAM or the executive director may terminate employment for any reason by giving the other party at least six months' notice in writing. During the notice period salary and benefits are continued. The executive director would remain entitled to a prorated bonus for the portion of calendar year in which he was employed or on notice. The Compensation Committee could determine that payments may be eligible under a severance plan depending on the circumstances of the termination.
Any share-based entitlements granted to an executive director under the equity plan would be determined based on the plan rules. The default treatment is that any outstanding awards are forfeited at termination. However, in certain circumstances, such as death, disability, retirement, or other circumstances at the discretion of the Compensation Committee, vesting can be accelerated fully or on a pro-rata basis. In addition, performance vested awards must meet the performance conditions of vesting.
No director or executive has a change-of-control agreement in place and there is no current plan to put such an agreement in place.
Dates of Directors' Service Contracts and Letters of Appointment

Executive director	Contract commencement date	Continuous service date
Peter L. Bain	February 22, 2011	February 22, 2011

Non-executive director	Date of original appointment	Date of current appointment	Date current appointment terminates
Ian D. Gladman	October 8, 2014	May 1, 2015	April 29, 2016
Kyle Prechtl Legg	October 8, 2014	May 1, 2015	April 29, 2016
James J. Ritchie	October 8, 2014	May 1, 2015	April 29, 2016
Julian V.F. Roberts	May 29, 2014	May 1, 2015	Resigned October 30, 2015
John D. Rogers	October 8, 2014	May 1, 2015	April 29, 2016
Donald J. Schneider	May 29, 2014	May 1, 2015	April 29, 2016
Robert J. Chersi	March 1, 2016	March 1, 2016	April 29, 2016
Directors are elected or re-elected by ordinary resolution of OMAM’s shareholders at each AGM.  OMAM has not established term limits for directors.  As an alternative to term limits, the Nominating and Corporate Governance

Committee reviews each director’s continuation on the Board every year.  Letters of engagement for the NEDs and the employment agreement for our executive director are available at our address, Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG.
Illustrations of Application of Remuneration Policy
As described above, and within the CD&A, incentive compensation is discretionary. The Compensation Committee considers a number of factors including OMAM's performance, the executive director's performance, and the comparator group market data in making the determination. The chart below illustrates the minimum compensation and provides indication of the total compensation in a year of good performance. The actual award for Peter Bain for 2015 was used for illustrative purposes for a year of good performance. As there is no maximum incentive award, the maximum total compensation figure shown is merely illustrative and equates to a 50% uplift over the actual 2015 award. The chart also provides an indication of the compensation vehicles that are used. The LTI award that was granted for 2015 but not vested until 2019 is depicted to provide the full picture of compensation for the year.

Directors' Remuneration Policy Table (NEDs)

How the element supports our strategic objectives	Operation of the elements (fees and benefits)	Maximum potential payout	Performance measures used, weighting and time period applicable
To attract NEDs who have the broad range of experience and skills required to oversee the implementation of the strategy.
• Fees for NEDs are set by the Board and paid in regular installments.

• When a non-executive director is representing our Parent and employed by our Parent, no separate fees are payable.

• Fees include an annual grant of time-vested RSUs.

• Benefits may include:

• Tax equalization and tax return preparation fees are paid for U.K. tax filings that are in addition to U.S. tax filings.

• Reimbursement of travel expenses.

• Travel for partners to a limited number of Board meetings or corporate events.

• Continuing education and conferences.

 • Fees are set within the range of comparative board and committee fees, benchmarked against an appropriate group of asset management companies. Average increases will typically be in alignment with the market median.

• Stock is awarded at the time of vesting. Dividend equivalent will be calculated and provided to the NEDs upon vesting.

• RSUs are time-vested after one year with no performance conditions. This is a change made in 2015 based on the recommendation of our Compensation Consultant to align with prevalent market practice and to promote director independence.

Consideration of Shareholder Views
The Compensation Committee will consider shareholder feedback in relation to the Directors' Remuneration Report for the prior period at its first meeting following the AGM. This feedback, as well as any additional feedback received during any other meetings with shareholders, is then considered as part of OMAM's annual review of compensation arrangements for the following year. Where any significant change is proposed, the Chair of the Compensation Committee will inform major shareholders in advance, and will offer a meeting to discuss these.

ANNUAL REPORT ON REMUNERATION
Annual Incentive
The determination of incentive pool funding and individual incentive awards is ultimately discretionary, which allows the Compensation Committee to take into account market factors that impact OMAM's performance but are outside of management’s control, use judgment to assess both absolute and relative performance and use judgment to consider non-financial strategic accomplishments. The Compensation Committee determined incentive compensation funding for a pool that included our executive director as well as other executive officers. The decision was based on the Committee's assessment of our financial and strategic performance, the executives' prior-year total compensation relative to changes in our overall performance, comparator peer data and competitive market trends. As noted in the Statement from the Chair, our Compensation Consultant, Cook & Co., assisted the Committee with the development of a framework that was used to assess our financial and strategic performance. This framework considers OMAM's overall financial performance against our business plan and compared to prior-year results, with a focus on Economic net income (“ENI”) growth, ENI revenue growth, the revenue impact of net flows and post-tax earnings per share growth. Strategic performance was assessed relative to managing and partnering with our Affiliates, acquiring new Affiliates, global distribution, managing as a newly public company and managing risks.
As noted in the Statement from the Chair, performance highlights for Fiscal Year 2015 included:

•	Economic net income ("ENI") revenue of $663.9 million, up 4.5% from 2014 of $635.4 million

•	Pre-tax ENI (excluding the non-recurring performance fee) was down (0.3)% to $203.5 million in 2015 from $204.1 million in 2014

•	ENI diluted earnings per share (excluding the non-recurring performance fee) of $1.24 down (1.6)% from 2014 of $1.26, primarily driven by a decrease in performance fees

•	Net client cash outflows of $(5.1) billion for the year down $(14.6) billion from 2014 net inflows of $9.5 billion

•	Assets under management ("AUM") of $212.4 billion at December 31, 2015 were down (3.8)% over the prior year-end
Strategic highlights included:

•	New partnership pipeline continues to progress

•	Inflows concentrated in higher fee products

•	Long-term investment performance remains strong with strategies representing 60%, 83% and 92% of revenue outperforming benchmarks on a 1-, 3- and 5-year basis
After review and discussion of the above factors, with a particular focus on the financial results, the Committee concluded that the incentive pool for the executive officers should be reduced 12% from the prior year incentive pool. Our executive director's incentive was 13% below 2014 on an annual basis. The table below provides information beginning on the incorporation date of 29 May 2014 as compared to a full year for 2015.
OMAM does not disclose prospective and retrospective performance targets as it is considered to be commercially sensitive. In addition, as is customary in U.S. asset management practice, our executive director does not have an incentive target and there are no maximum incentive awards.

Single Total Figures of Remuneration for the Executive Director (Audited)
Single total figures

Executive director	Year	Base pay $000	Taxable benefits $000	STI $000	LTI $000	Pension- related benefits $000	Items in the nature of remuneration $000	Total $000
Peter L. Bain*	2015	$650	$35	$6,295	$—	$50	$24	$7,054
	2014	$386	$10	$4,308	$—	$30	$13	$4,747

* 2015 is the first full year of reporting. Figures for 2014 were prorated and began on the incorporation date of 29 May 2014. As a result, comparison of 2014 figures to 2015 figures will show an increase that is largely due to proration in 2014.

Element	Explanation
Taxable benefits
We included the following benefits that are taxable in the U.S.: Basic Life Insurance, Short Term Disability, Group Long Term Disability, Supplemental Disability (gap coverage), Business Travel Accident, Parking, Clubs and Spousal travel.

STI
STI awarded in relation to performance in the year, including the amount that is deferred into time-vested equity. The STI is discretionary. There are no targets or formulas used in the determination of the incentive award. The following factors are considered in making the determination:

• our business results versus financial and operating metrics agreed upon prior to the beginning of the year
• those same results on a year-over-year basis
• the director's achievement of individual goals, including risk management and demonstration of leadership behaviors
• the director's prior year compensation; and
• competitive market data and trends
The STI consists of 62% cash and 38% time-vested equity.
LTI
LTI was just granted for the second time in 2016 for the 2015 performance year. LTI has a 3 year cliff vesting with the first vesting in 2018 (for LTI granted in 2015 for the 2014 performance year). As a result, there is no LTI to report for 2015.

Pension-related benefits	This includes the company contributions to both the qualified and non-qualified defined contribution retirement plans. There are no defined benefit plans.
Items in the nature of remuneration	This represents non-taxable benefits, including medical, other insurances, club membership and spousal travel.

Single Total Figures of Remuneration for NEDs (Audited)
NEDs fees are paid in both cash and RSUs. . NEDs do not receive any benefits, other than the provision of partner's travel to certain agreed Board meetings or other corporate events of OMAM and its major subsidiaries, tax preparation assistance for UK tax filings that are in addition to US tax filings, and tax equalization on taxable business travel reimbursements.

Non-executive director	Fees $000		Taxable benefits* $000		Total $000
	2015	2014	2015	2014	2015	2014
Kyle Prechtl Legg	$200	$150	$4	$3	$204	$153
James J. Ritchie	$304	$226	$11	$2	$315	$228
John D. Rogers	$200	$150	$4	$2	$204	$152
Ian D. Gladman**	—		—		—
Julian V.F. Roberts**	—		—		—
Donald J. Schneider**	—		—		—

*
The only taxable item reimbursed for 2015 was travel to Board of Director meetings in London, including hotels, meals and currency exchange fees. In addition, as outlined in the policy we will provide tax equalization and/or tax preparation services if needed, however, none were provided in 2015. OMAM will also cover the cost of conferences and continuing education.

**
In 2015, Messrs. Gladman, Roberts and Schneider were employed by our Parent and Majority Shareholder, Old Mutual plc, and as such they receive no separate compensation for their roles as OM Asset Management plc directors. Mr. Roberts resigned from the Board of Directors effective 30 October 2015.

Scheme Interests Awarded
Our equity ownership plan is intended to effectively align interests between employees and directors and shareholders. For the NEDs, as is customary in the U.S., fees are paid in a combination of cash and equity. For our executive director, equity is provided as part of the annual incentive award. Incentive awards are distributed in a combination of cash and equity compensation. The split between cash and equity is formulaically determined based upon the total amount of the incentive award. The percentage of the total award that is paid in equity increases as the aggregate amount of the award increases. The equity component is then split into two types of equity awards: time-vested RSAs and performance-vested RSUs. The time-vested RSAs equal two-thirds of the equity award and vest ratably over three years. The performance-vested RSUs account for the remaining one-third of the equity award and vest at the end of three years subject to our relative total shareholder return ("TSR") performance against a defined peer group which includes:

Affiliated Managers Group, Inc.	Franklin Resources, Inc.
Alliance Bernstein Holding L.P.	Janus Capital Group Inc.
Artisan Partners Asset Management Inc.	Invesco Ltd.
Cohen & Steers, Inc.	Legg Mason, Inc.
Eaton Vance Corp.	T. Rowe Price Group, Inc.
Federated Investors, Inc.	Virtus Investment Partners, Inc.

Scheme Interests Awarded During 2015 (Audited)
The following table provides information on shares provided to our directors.

Date of Grant	Award Type	Basis of award	OMAM shares awarded	Share price at date of grant*	Face value at date of grant	% receivable if maximum performance is achieved	Vesting Date	The end of the period that performance targets have to be fulfilled**
Executive Director
Peter Bain
6 March 2015	Time-vested RSA	Deferred STI	158,263	$17.65	$2,793,342	100%	1/3 - March 6, 2016	N/A
							1/3 - March 6, 2017	N/A
							1/3 - March 6, 2018	N/A
6 March 2015	Performance vested RSU	Deferred STI	79,132	$17.65	$1,396,680	200%	March 6, 2018	December 31, 2017
6 March 2015	Performance vested RSU	One-time award	66,667	$17.65	$1,176,673	200%	March 6, 2018	December 31, 2017

NEDs
James J. Ritchie
6 March 2015	Time vested RSU	Deferred compensation	11,332	$17.65	$200,010	100%	1/3 - March 6, 2016	N/A
							1/3 - March 6, 2017	N/A
							1/3 - March 6, 2018	N/A
Kyle Prechtl Legg
6 March 2015	Time vested RSU	Deferred compensation	7,083	$17.65	$125,015	100%	1/3 - March 6, 2016	N/A
							1/3 - March 6, 2017	N/A
							1/3 - March 6, 2018	N/A
John D. Rogers
6 March 2015	Time vested RSU	Deferred compensation	7,083	$17.65	$125,015	100%	1/3 - March 6, 2016	N/A
							1/3 - March 6, 2017	N/A
							1/3 - March 6, 2018	N/A
*Share price at grant is the close price on the day prior to grant. For grants made in 2015, the share price at close on March 5 was $17.65.
**The performance vested RSUs will meet the minimum vesting threshold if OMAM's relative TSR is greater than the low quartile of the peer group.
Directors' Shareholdings and Share interests (Audited)
The executive director/Chief Executive Officer is expected to achieve a minimum shareholding requirement of OMAM shares of 300% of base pay, within five years of appointment to the role. Unvested share awards are excluded for the purposes of the calculation. The Chief Executive Officer may sell up to 50% of vested holdings until the holding requirement is met. There is no requirement for the executive director to hold shares or share interests in OMAM once employment has ceased.
The following table illustrates that Peter Bain has met his requirement as of December 31, 2015. Shares have been valued for this purposes at the average share price for the year, which was $16.82.

OM Asset Management plc shares as of 31 December 2015
Executive director	Share ownership requirement (% of base)	Number of shares required to be held	Shares held outright	Share ownership requirement met	Shares subject to continued service	Shares subject to performance*
Peter L. Bain	300%	115,933	156,748	Yes	674,589	291,598
* Shares subject to performance are shown at maximum. Actual shares to be determined at the time of vesting.

Non-executive director	OM Asset Management plc shares held outright at December 31, 2015
Ian D. Gladman	—
Kyle Prechtl Legg	7,500
James J. Ritchie	3,500
Julian V.F. Roberts	—
John D. Rogers	5,000
Donald J. Schneider	3,500
As outlined in the Statement from the Chair, a number of changes were made in 2015, including changes to stock ownership guidelines for NEDs as well as stock holding requirements for the executive director and the NEDs. Stock ownership guidelines of three times board fee for our NEDs ($80,000 base fee x 3 = $240,000) were introduced in 2015. Given that no shares have vested as of the end of 2015, the NEDs have not yet met this requirement. Until the requirement is met, the NEDs are required to retain 100% of net gain shares (i.e., shares remaining after shares sold to pay taxes) at vesting.
Shares were not held by any connected persons.

Performance Graphs
The following graph compares the cumulative shareholder return on our ordinary shares from October 8, 2014, the date of our initial public offering through December 31, 2015, with the cumulative total return, during the same period, of the Standard & Poor's 500 Index, the Standard & Poor's 500 Financial Sector Index and a peer group comprised of AllianceBernstein Holding L.P., Affiliated Managers Group, Inc., Artisan Partners Asset Management Inc., Calamos Asset Management, Inc., Cohen & Steers, Inc., Eaton Vance Corp., Federated Investors, Inc., Franklin Resources, Inc., Invesco Ltd., Janus Capital Group, Inc., Legg Mason, Inc., T. Rowe Price Group, Inc., Virtus Investment Partners, Inc. and Waddell & Reed Financial, Inc. The comparison assumes the investment of $100 at the time of our initial public offering on 8 October 2014 in our ordinary shares at the initial offering price of $14.00 per share and each of the comparison indices and, in each case, assumes reinvestment of all dividends.
Historical Chief Executive Remuneration
Our historical Chief Executive Remuneration is provided since the incorporation date of May 29, 2014. As such, figures for 2014 are prorated and do not represent the annual amount. 2015 is the first full year of reporting and a comparison of 2014 figures to 2015 figures will show an increase that is largely due to proration in 2014. There is no maximum annual incentive award and to date no long term incentives have vested. Subsequent years will be added in future filings until the required number of years are shown.

$000	2015	2014
Peter L. Bain*	$7,030	$4,747
Percentage Change in Remuneration of the Chief Executive
The table below shows the percentage change in the remuneration of the Chief Executive (from 2014 to 2015) compared to that for all other U.S. OMAM employees. The Committee has selected employees in the U.S. as the comparator group, as they have a similar benefits structure.

Element	Peter Bain % change	Average U.S. based employee % change
Base Pay	—%	2.6%
Benefits	3%	4%
Annual Incentive	(13)%	(7.8)%
Benefits are defined as company provided benefits such as medical, dental and other insurances. In the US, these benefits may be offered on a pre-tax basis.
Relative Importance on Spend on Pay
The table below illustrates OMAM's spend on pay compared with distributions to shareholders

	2015	2014*	Year over Year Change
Element	$m	$m	$m	%
Dividends paid to ordinary equity holders	$39	$0	na	na
Remuneration paid to OMAM employees	$35	$38	$(3)	(7.9)%
*Given that OM Asset Management plc went public in the fourth quarter of 2014, no dividends were paid until 2015, except as pre-IPO dividends to the parent.
Implementation of Remuneration Policy in 2016
The Directors' Remuneration will be implemented in 2016 as follows:
Base Pay
The executive director's salary is reviewed each year relative to market medians. Adjustments would be made if the salary is found to be low, compared to market. In addition, non-executive director fees are also reviewed each year relative to market data. No fees or salary changes were made for 2016 but will be reviewed in 2016 for 2017. His base salary remains at $650,000.
STI
As described above, and within the CD&A, incentive compensation is discretionary. The Compensation Committee considers a number of factors when recommending and assessing the awards for our executive director, including OMAM's financial and strategic performance, competitive market data, actual prior year compensation and the demonstration of leadership values. Because the incentive compensation is discretionary, there are no formulaic calculations or performance targets.

Given that the Compensation Committee has recently formed as a result of the initial public offering in October 2014, the Compensation Committee did review metrics for the performance-vested equity and made some changes in 2015. Changes included changing the maximum award from 200% to 150% of target, capping the award in the event of a negative total shareholder return that is still above median at 100% and changing the performance period to be three years as of grant date versus three calendar years. These changes apply to equity grants made in 2016
The Committee does anticipate reviewing the deferral percentages into equity and changes may be applied to compensation for the 2016 performance year. If this does occur, details will be disclosed at the end of the financial year.
Non-Executive Director Fees
The annual fees payable to the NEDs in 2015 and 2016 are set out below:

	2016		2015
Element	Cash $000	Equity $000	Cash $000	Equity $000
Board Chair*	$175	$175	$175	$175
Board Fee	$80	$100	$80	$100
Chair of the Audit Committee	$20		$20
Member of the Audit Committee	$10		$10
Chair of the Compensation Committee	$10		$10
Member of the Compensation Committee	$5		$5
Chair of the Nominating and Corporate Governance Committee	$10		$5
Member of the Nominating and Corporate Governance Committee	$5		$5
*The Chairman of the Board receives only the Board Chair fee and does not receive other committee fees.
NEDs that are employed by our Parent and Majority Shareholder, Old Mutual plc receive no separate compensation for their roles as OM Asset Management plc directors.
Payments to Past Directors (Audited)
There were no payments to past directors during 2015.
Payments for Loss of Office (Audited)
There were no payments for loss of office paid to directors during 2015.
Compensation Committee
The Compensation Committee is composed of three directors with the Chair of Compensation Committee appointed by the Board. Committee members serve until their successors are duly appointed and qualified or until their earlier removal by the Board at any time. The Compensation Committee may form and delegate any of its responsibility to subcommittees, as it deems necessary or appropriate in its sole discretion.

The Compensation Committee is responsible for:

•	reviewing and approving the compensation of each of the Executive Officers;

•	reviewing the equity compensation plans and other compensation plans of the Company, and making recommendations to the Board as to any changes to such plans;

•	making recommendations to the Board as to performance-based awards and target levels under performance-based compensation arrangements;

•	such other responsibilities, not inconsistent with the Shareholder Agreement, as shall be delegated to it by the Board from time to time.
The Compensation Committee shall review the adequacy of the charter at least annually and recommend any proposed changes to the Board for its approval, and the Board, subject to the Shareholder Agreement, shall have sole authority to amend the charter.
The following, all of whom are or were at the relevant time NEDs of OMAM served as members of the committee during the year

Non-Executive Director	Position	Period on the Committee	Meetings Attended	Meetings not Attended
Kyle Prechtl Legg	Chair	October 2014 to date	7	—
John Rogers	Member	October 2014 to date	7	—
Julian Roberts	Former member	October 2014-October 2015	6	—
Ian Gladman	Member	October 2015 to date	1	—
External Advisors
The Compensation Committee was formed in October 2014 at the time of the initial public filing. In 2015, the Compensation Committee hired Frederic W. Cook & Co (Cook & Co), an independent compensation consultant to advise the Committee. Cook & Co advised the Compensation Committee on a number of matters, including market data and analysis, comparator group review, governance, and design expertise in developing compensation and incentive programs for our named executive officers. This included developing a framework to make a determination on incentive pool funding. While the bonus pool determination and resulting allocations are discretionary, this framework assists the Compensation Committee in making final determinations. The Compensation Committee will continue to use Cook & Co for 2016.
Cook & Co was selected through a request for proposal process in early 2015. At the time of selection, the Committee determined that Cook & Co was independent and there are no conflicts of interest with Cook & Co, any OMAM director, or OMAM executive. Cook & Co does no other work for OMAM.
Work undertaken by Cook & Co for the Committee is charged on a time basis and was $227,565 and included travel from the Cook & Co New York offices to OMAM board meetings in London.

Voting at General Meetings
The voting results at OMAM's first AGM relating to our Directors' Remuneration Policy Report were as follows:

Year	Type	Date of AGM	Votes for	Votes for %	Votes against	Votes against %	Total votes cast (excluding abstain)	Votes abstained
2015	Directors' Remuneration Policy	May 1, 2015	116,883,708	99.93%	84,528	0.07%	116,968,236	450,642
2015	Directors' Remuneration Report	May 1, 2015	116,551,534	99.31%	807,040	0.69%	117,358,574	60,304
The 2016 AGM is scheduled for April 29, 2016.

Appendix B

REPURCHASE AGREEMENT
Repurchase Agreement dated as of [DATE] (the "Purchase Agreement"), between OM Asset Management plc (the "Company"), Old Mutual plc (the “Parent”) and OM Group (UK) Limited (the "Seller").
WHEREAS, the Seller owns a certain number of the Company’s ordinary shares, nominal value $0.001 per share (the “Ordinary Shares”), represented by custodial receipts issued by [Computershare Trustees (Jersey) Limited], the Company’s depositary, transfer agent and registrar and the Seller proposes to sell [Number] Ordinary Shares to the Company (the “OM Share Repurchase”) on the terms and conditions set forth in this Purchase Agreement and in accordance with the provisions of Part 18, Chapter 4 of the UK Companies Act 2006 (the "CA 2006");
WHEREAS, the OM Share Repurchases shall constitute “off-market” repurchases (as that expression is defined in section 693(2) CA 2006) and the shareholders of the Company shall, by ordinary resolution, approve this Purchase Agreement prior to execution by the parties hereto;
[WHEREAS, at the time of any OM Share Repurchase, the Seller is considered a “related person” pursuant to applicable law and the Company’s policies and at such time any OM Share Repurchase shall be a related party transaction pursuant to Item 404 of Regulation S-K under the U.S. Securities Act of 1933, as amended (the “Securities Act”);
WHEREAS, the OM Share Repurchase that is deemed a related party transaction shall be approved by the Audit Committee of the Board of Directors of the Company pursuant to the Company’s Related Party Transaction Policy.] NOTE: Recital to be included if Parent is a “related person”.
NOW THEREFORE, the Company, the Seller and the Parent agree as follows:

1.Repurchase
(a)     On the terms and conditions set forth in this Purchase Agreement, Seller shall sell and transfer to the Company, Parent shall cause Seller to sell and transfer to the Company and the Company shall purchase from the Seller, [NUMBER] Ordinary Shares. The purchase price for each Ordinary Share purchased pursuant to this Purchase Agreement (the “Repurchased Shares”) shall be [$___] The Repurchase Price for each Ordinary Share shall not exceed (i) in the case of an OM Share Repurchase executed concurrently (i.e. on or around the same date) with any secondary offering of the Seller’s Ordinary Shares to the public (a “Secondary Offering”), the public offering price per Ordinary Share received by the underwriters in such Secondary Offering and (ii) in the case of an OM Share Repurchase not executed concurrently with a Secondary Offering, the greater of (A) the previous trading day's volume-weighted average price for the Ordinary Shares as reported by Bloomberg Financial L.P. (or such other reasonably comparable stock price information service as the Company may determine) and (B) the closing price of the Company’s Ordinary Shares on the previous trading day as reported by Bloomberg Financial L.P. (or such other reasonably comparable stock price information service as the Company may determine) (the “Repurchase Price”).
(b)    The closing of the sale of the Repurchased Shares shall take place on such date and time as may be agreed by the Seller, the Company and the Parent. At the closing, Seller shall deliver to the Company all right, title and interest in and to the Repurchased Shares, free and clear of all liens, claims, security interests and other encumbrances and the Company shall pay to the Seller the aggregate Repurchase Price in immediately available funds by wire transfer to an account in accordance with instructions provided by Seller or Parent. The Seller shall (including, without limitation, by liaising with [Computershare Trust Company, N.A]. (or its successor or assign) as depositary, transfer agent and registrar of the Company (the "Depositary") and executing such documents as the Depositary may require for the purpose), subject to and in accordance with the customary requirements and procedures of the Depositary applicable to such transaction, procure that any Ordinary Share to be sold by the Seller to the Company is transmitted or delivered so that the custodial receipt representing such Ordinary Share is surrendered and cancelled and the Company receives the Ordinary Share in record form.

(c)    For the purposes of section 696 of CA 2006, the name of the member holding Ordinary Shares to which this Purchase Agreement relates is [Computershare Nominees Limited], which acts as nominee for the Depositary.
(d)    No sale or purchase of Ordinary Shares may occur pursuant to this Purchase Agreement following five years from the date of the Resolution which approves this form of Purchase Agreement, in accordance with section 694 CA 2006.
2.Representations of the Company. The Company hereby makes the following representations to the Seller and Parent:
(a)The Company has been duly formed and is validly existing and in good standing under the laws of England and Wales.
(b)The Company has the full right, power and authority to execute and deliver this Purchase Agreement and perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Purchase Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. In particular, in accordance with section 694(2) of CA 2006, the Company’s members have approved this agreement by a resolution adopted at a general meeting of the members held on [29 April] 2016 (the “Resolution”).
(c)The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.
(d)Unless and then to the extent that paragraph (a)(ii) of section 692(2) of CA 2006 applies, the Company will, in accordance with that section, purchase the aggregate number of Repurchased Shares out of its distributable profits.
3.Representations of the Seller. The Seller hereby makes the following representations to the Company:

(a)The Seller has been duly formed and is validly existing and in good standing under the laws of England and Wales.
(b)The Seller has the full right, power and authority to execute and deliver this Purchase Agreement and perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Purchase Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.
(c)Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Seller and constitutes a valid and binding agreement of the Seller, enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.
(d)As of the date the Seller delivers the Repurchased Shares to the Company, the Seller will be the sole beneficial owner of, and will hold good and valid title to and unconditional power and authority to deliver legal ownership of the Repurchased Shares, free and clear of all encumbrances.
4.Representations of the Parent. The Parent hereby makes the following representations to the Company:
(a)The Parent has been duly formed and is validly existing and in good standing under the laws of England and Wales.
(b)The Parent has the full right, power and authority to execute and deliver this Purchase Agreement and perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Purchase Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.
(c)Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Parent and constitutes a valid and binding agreement of the Parent, enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

5.Negative Covenants. Each party agrees that such party shall refrain from trading in the Company’s shares listed publicly on the New York Stock Exchange for the trading day immediately preceding the date of any repurchase of the Ordinary Shares owned by OMGUK pursuant to this Purchase Agreement.
6.Assignment. This Purchase Agreement is not assignable or transferable, and constitutes the entire agreement between the parties, superseding any prior written or oral agreements or understandings with regard to this Purchase Agreement. This Purchase Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall constitute a single, binding instrument.
7.Amendment. This Purchase Agreement may be varied, modified or amended only if in writing and signed by the parties hereto and provided that any such variation, modification or amendment shall only be permitted: (i) following prior approval by a duly passed a resolution of the Company in accordance with Part 18, Chapter 4 of CA 2006; and (ii) at a time when the Company is not aware of material non-public information concerning the Company or its securities.
8.This Purchase Agreement shall be governed by and construed in accordance with the laws of England and Wales, without regard to any conflict of laws rules.
9.Notices required hereunder shall be in writing submitted by email addressed as follows:

If to Seller/Parent:	Old Mutual plc 5th Floor Millenium Bridge House 2 Lambeth Hill, London, UK EC4V 4GG Attn: Martin Murray
If to the Company:	OM Asset Management plc c/o OMAM Inc. 200 Clarendon Street, 53rd Floor Boston, MA 02116 Attn: Matt Paul

[Signatures on next page]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Purchase Agreement as of the date first written above.

OM Asset Management plc

Name:    Stephen Belgrad
Title: Executive Vice President, Chief Financial Officer

OM Group (UK) Limited

Name:
Title:

Old Mutual plc

Name:
Title:

OMAM

IMPORTANT ANNUAL GENERAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 29, 2016.

Vote by Internet

- Go to **www.investorvote.com/OMAM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual General Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, 5, 6, 7 and 8.

1. Election of Directors:

Nominee	For	Withhold	Abstain
01 - Peter L. Bain	☐	☐	☐
02 - Ian D. Gladman	☐	☐	☐
03 - Kyle Prechtl Legg	☐	☐	☐
04 - James J. Ritchie	☐	☐	☐
05 - John D. Rogers	☐	☐	☐
06 - Donald J. Schneider	☐	☐	☐
07 - Robert J. Chersi	☐	☐	☐

Proposal	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as OMAM's independent registered public accounting firm.	☐	☐	☐
3. Appointment of KPMG LLP as OMAM's U.K. statutory auditor under the Companies Act 2006.	☐	☐	☐
4. Authorization of OMAM's Board of Directors to determine the remuneration of KPMG LLP.	☐	☐	☐
5. Advisory vote to approve executive compensation.	☐	☐	☐
6. Receipt and approval of the Directors' Remuneration Policy.	☐	☐	☐
7. Approval of the Directors' Remuneration Report (other than the Directors' Remuneration Policy).	☐	☐	☐
8. Authorization of the form of share repurchase contract with Parent.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — OM Asset Management plc

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This proxy is solicited on behalf of the Board of Directors for the Annual General Meeting to be held at 11:00 a.m. GMT at the Company's U.K. offices, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG, on April 29, 2016

The undersigned hereby appoints each of James J. Ritchie, Peter L. Bain, Stephen H. Belgrad, Molly S. Mugler and Richard J. Hart (each with full power of substitution) as proxies for the undersigned to attend the annual general meeting of OM Asset Management plc to be held at 11:00 a.m. GMT on Friday, April 29, 2016 at the Company's U.K. offices, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG, and any adjournment or postponement thereof, and to vote and act as indicated upon the matters on the reverse side hereof, and upon such other business as may lawfully come before the annual general meeting or any adjournment or postponement thereof, in respect of all ordinary shares which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. The undersigned acknowledges receipt of the notice of the annual general meeting of OM Asset Management plc, the related proxy statement and the 2015 Annual Report on Form 10-K. The undersigned revokes any proxy or proxies previously given for the undersigned's ordinary shares. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed card, take in accordance with the proxy granted hereunder. This proxy is revocable and the undersigned may revoke it at any time prior to the annual general meeting by (i) signing a new proxy card with a date later than the previously delivered proxy card and submitting it as instructed in the proxy statement, (ii) re-voting by Internet or by telephone as instructed in the proxy statement, (iii) notifying the Company Secretary in writing before the annual general meeting of revocation or (iv) attending the annual general meeting in person and voting in person.

IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" EACH OF THE SEPARATE RESOLUTIONS CONTAINED IN RESOLUTION 1 RELATING TO THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS AND "FOR" RESOLUTIONS 2, 3, 4, 5, 6, 7 AND 8, AS INDICATED ON THE REVERSE SIDE HEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY LAWFULLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual General Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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